SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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ERP OPERATING LIMITED PARTNERSHIP

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February     , 2009

Dear Limited Partner of ERP Operating Limited Partnership:

These consent solicitation materials are being sent to you and the other Limited Partners in ERP Operating Limited Partnership to solicit your consent to certain amendments to ERP’s limited partnership agreement. This consent solicitation is made on behalf of Equity Residential, the general partner of ERP. The Board of Trustees of Equity Residential has unanimously approved the amendments to ERP’s limited partnership agreement. All of the members of Equity Residential’s Board of Trustees who are Limited Partners, including our Chairman of the Board, Samuel Zell, have agreed to consent to these amendments.

The amendments are primarily intended to permit ERP to issue a special class of partnership interest in the Partnership called a long-term incentive plan interest, or LTIP Unit, to the officers of Equity Residential, for services provided to the Partnership, as a one-for-one alternative to restricted shares. Each LTIP Unit is convertible, under certain circumstances, into one share of common stock of Equity Residential, and generally has the same vesting restrictions and accounting treatment as restricted shares. Unlike restricted shares which are taxed as ordinary income on the vesting date, the recipient of an LTIP Unit will generally be able to defer tax until the conversion of the LTIP Unit into Equity Residential shares. Under current tax law, a portion of this tax may be imposed at capital gain rates, not as ordinary income.

Equity Residential believes that the amendments are in the best interest of ERP and its Limited Partners because they offer incentive compensation which is more attractive to its officers from a tax standpoint than traditional restricted shares, and they further align the interests of its officers with its shareholders without materially impacting the Limited Partners.

As your General Partner, we recommend that you vote “FOR” the amendments to the partnership agreement. Your vote on this matter is very important. I urge you to please promptly complete, sign and return the enclosed consent form using the enclosed postage-paid reply envelope as soon as possible and no later than the expiration date of the consent solicitation period which is                              , 2009.

Sincerely,

EQUITY RESIDENTIAL

David J. Neithercut

President and Chief Executive Officer

ERP OPERATING LIMITED PARTNERSHIP

Two North Riverside Plaza

Chicago, Illinois 60606

CONSENT SOLICITATION STATEMENT

This Consent Solicitation Statement is being furnished to the holders (“Limited Partners”) of units of limited partnership interest (“OP Units”) in ERP Operating Limited Partnership, an Illinois limited partnership (the “Partnership”), on behalf of Equity Residential, the sole general partner of the Partnership (“Equity Residential”). This Consent Solicitation is first being mailed to Limited Partners on or about February __, 2009. Equity Residential recommends that each Limited Partner vote FOR the amendments described in this Consent Solicitation.

We are providing you with these Consent Solicitation materials both by sending you this full set of materials, including a paper consent card, and by notifying you of the availability of the materials on the Internet. This Consent Solicitation Statement is available at www.equityresidential.com under Investor Information – SEC Filings.

What is the purpose of this Consent Solicitation?

We are asking Limited Partners to consent to certain amendments (the “Amendments”) to the Fifth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership (the “Partnership Agreement”), which primarily permit the Partnership to issue one or more series or classes of partnership interests in the Partnership (“LTIP Units”) as a potential alternative to Equity Residential restricted shares granted to its officers. Upon Limited Partner approval, the Partnership Agreement will be amended and restated as the Sixth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership (the “Restated Partnership Agreement”) in the form attached as Exhibit A to reflect the Amendments. This Consent Solicitation Statement includes information that we are required to provide you under the rules of the Securities and Exchange Commission (“SEC”).

What is an LTIP Unit?

An LTIP Unit is a special class of partnership interest in the Partnership designed to offer our officers a long-term incentive comparable to restricted shares, while allowing them to potentially receive a more favorable income tax treatment. It is designed to qualify as a “profits interest” in the Partnership for federal income tax purposes, meaning that initially they are not economically equivalent in value to a common share, but over time can increase in value to one-for-one parity with common shares if the value of Equity Residential has sufficiently increased on certain dates. Each LTIP Unit is convertible, under certain circumstances, into one common share of Equity Residential, and generally has the same vesting restrictions and accounting treatment as restricted shares. Unlike restricted shares, which are taxed as ordinary income on the vesting date, the recipient of an LTIP Unit will generally be able to defer tax until the conversion of the LTIP Unit into an Equity Residential common share. Under current tax law, a portion of this gain may be imposed at federal capital gain tax rates, not at ordinary income rates.

Why does Equity Residential recommend each Limited Partner vote FOR the Amendments?

Equity Residential believes that using LTIP Units as an alternative for restricted shares: (1) serves our objectives by potentially increasing the after-tax value of a given equity grant and thus enhances our equity-based compensation package for our officers as a whole; (2) advances our goal of promoting long-term equity ownership by our officers who often need to sell restricted shares to pay taxes when due; and (3) has no material impact on the Limited Partners.

Will the Amendments materially impact the Limited Partners?

No. We do not believe that the issuance of LTIP Units or the income tax consequences of the Partnership amendment will have a material impact on the Limited Partners.

Will the issuance of LTIP Units result in dilution to the Limited Partners or Equity Residential shareholders?

No. Each LTIP Unit awarded is deemed equivalent to an award of one restricted share reserved under Equity Residential’s 2002 Share Incentive Plan, reducing availability for other equity awards on a one-for-one basis. In addition, LTIP Units will receive the same distributions, including dividends, as OP Units and holders of restricted shares and common shares.

To whom will the Partnership issue LTIP Units if the Amendments are approved?

The Partnership will offer officers of Equity Residential, for services to be provided to the Partnership, the opportunity to receive LTIP Units on a one-for-one basis as an alternative to restricted shares. Officers may elect to receive all or any part of the dollar amount allocated to restricted shares as part of their long-term compensation grant in LTIP Units, commencing with the 2009 award. The issuance of LTIP Units will not increase the dollar amount allocated to the 2009 long-term compensation awards or any future awards. Non-employee Trustees, including Samuel Zell, the Chairman of the Company’s Board of Trustees, are not entitled to receive LTIP Units

How does an LTIP Unit convert into an OP Unit?

As described in greater detail in “Overview of LTIP Units,” every year upon the issuance of new LTIP Units and upon other specified events, the Partnership will revalue its assets (net of liabilities) using the Equity Residential common share price as a form of measurement. If the share price used on any future measurement date within the next 10 years exceeds the share price used on the date of the LTIP Unit grant by at least 3%, because of the special priority allocation of gain to LTIP Unit holders, it is anticipated that the LTIP Unit will convert into an OP Unit (subject to vesting restrictions). If this test is not met, the LTIP Unit would expire worthless.

Do other companies have LTIP Units?

Yes. A number of publicly traded real estate investment trusts, such as Boston Properties, Vornado Realty Trust, Gramercy Capital, Ashford Hospitality Trust and Reckson Associates (subsequently acquired by SL Green Realty) have issued LTIP Units through their operating partnerships. The tax advantages inherent in LTIP Units are not available in typical corporate equity compensation plans because they require a partnership tax structure.

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Who is entitled to consent?

You will be entitled to vote on the Amendments if you held OP Units in the Partnership as of the close of business on December 31, 2008 (the “Record Date”). As of the Record Date, a total of 16,679,777 Limited Partner OP Units were outstanding and entitled to vote. We expect that some of our employees may solicit Limited Partners personally and by telephone. None of these employees will receive any additional or special compensation for doing this.

What consent is required?

Approval of the Amendments requires the affirmative consent of 67% of the total number of OP Units held by all Limited Partners (11,175,451 OP Units), including 100% of those owned by the Zell Partners and the Starwood Partners, the original Limited Partners in our 1993 IPO (the “Required Consent”).

Are the Zell Partners and OP Unit holder Trustees of Equity Residential voting FOR the Amendments?

Yes. The Zell Partners and Equity Residential Trustees who are holders of OP Units have informed Equity Residential that they intend to vote in favor of the Amendments. Equity Residential’s Trustees, including Samuel Zell, collectively own or have the power to vote 5,097,832 OP Units or 30.6% of the total number of OP Units held by Limited Partners. Equity Residential non-employee Trustees are not entitled to receive LTIP Units.

If approved, when will the Amendments be effective?

The Restated Partnership Agreement will become effective upon the delivery of the Required Consent by the Expiration Date (defined below). Equity Residential will notify the Limited Partners of the results of this Consent Solicitation promptly after the Expiration Date. If approved, all Limited Partners will be bound by the Restated Partnership Agreement whether or not they vote in favor of the Amendments.

What happens if the Amendments are not approved?

Equity Residential will not be able to offer LTIP Units to its officers as an alternative to restricted shares.

Who pays for the cost of the Consent Solicitation?

The Partnership will bear the costs of preparing and mailing the Consent Solicitation Statement.

When is the deadline to deliver my vote?

The Consent Solicitation will expire at, and your consent must be received by,                              , 2009 (the “Expiration Date”). The Consent Solicitation may be extended by the Partnership for a specified period of time or on a daily basis until the consents necessary to approve the Amendments have been received. You may revoke your consent at any time up to the Partnership’s receipt of the Required Consent.

How do I vote?

Limited Partners must sign and return the consent form accompanying this Consent Solicitation Statement in the postage-paid envelope provided in order to vote upon the Amendments. Because the affirmative consent of Limited Partners holding at least 67% of the OP Units held by all Limited Partners is required to approve the Amendments, failure to sign and return a consent form marked in favor of the Amendments, or returning a consent form marked “abstain” will equate to a vote against the Amendments.

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Consent forms that are signed but not marked “for,” “against” or “abstain” will be treated as consents in favor of the Amendments. Limited Partners may revoke their consents at any time prior to the Expiration Date by dating, signing and delivering a written notice that clearly expresses the revocation of consent to the Partnership, or by delivering a properly executed, subsequently dated consent card withholding a previously granted consent. Any revocation received after the Partnership’s receipt of the Required Consent will not be effective.

Whom do I contact if I have questions?

Please direct all questions to Martin J. McKenna, Vice President – Investor Relations, Equity Residential, Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606 (telephone: (888) 879-6356; e-mail: mmckenna@eqrworld.com).

SUMMARY OF AMENDMENTS

The Amendments will permit Equity Residential to cause the Partnership to issue LTIP Units to officers of Equity Residential and its affiliates for services provided to the Partnership. The Amendments also include certain tax allocation provisions designed to (i) prevent the occurrence of capital account disparities among the Limited Partners that may otherwise occur in the absence of such provisions; and (ii) make other changes primarily of an administrative and mechanical nature.

Overview of LTIP Units

The Partnership intends to offer LTIP Units to its officers as an alternative to Equity Residential restricted shares under its long-term incentive compensation plan. Officers may elect to receive LTIP Units in lieu of Equity Residential restricted shares on a one-for-one basis for all or any number of their allocated restricted shares. Accordingly, LTIP Units will not result in any increase in the dollar amount of Equity Residential’s executive compensation program. Those who elect to receive LTIP Units will be required to make a capital contribution to the Partnership of $0.50 per LTIP Unit issued in 2009 in order to establish an opening capital account in the Partnership. While non-employee Trustees of Equity Residential are not qualified to receive the favorable tax treatment available to employee recipients of LTIP Units under current tax law, the Partnership intends to offer LTIP Units to them should tax law allow such treatment in the future.

The holders of LTIP Units will be entitled to receive regular quarterly distributions from the Partnership in respect of the LTIP Units equivalent to the distributions declared and paid in respect of OP Units and Equity Residential common shares. LTIP Units, and the underlying OP Units if automatic conversion occurs before vesting, will be subject to the same vesting schedule (generally, three years of continuing service) and risks of forfeiture as restricted shares under Equity Residential’s 2002 Share Incentive Plan. Once vested and converted to OP Units, the holder may exchange the OP Units for Equity Residential common shares in the same manner as any other Limited Partner. Equity Residential common shares may be freely sold in the public markets pursuant to the Form S-8 Registration Statement covering common shares issued under the 2002 Share Incentive Plan.

LTIP Units will not have any voting or consent rights with respect to any matters governed by the Restated Partnership Agreement, except that the consent of holders of at least 51% of the LTIP Units of the applicable class or series would be required for any amendment to the terms and conditions of any applicable LTIP Unit that materially and adversely amends the terms of the LTIP Units.

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The precise terms of each class or series of LTIP Units issued, any performance based vesting requirements beyond continuing service and distribution rights (not greater, but possibly less than, regular quarterly distributions payable per OP Unit) will be set forth in an “LTIP Unit Designation” determined by Equity Residential. A representative form of an LTIP Unit Designation, incorporating the anticipated terms of the Series 2009A LTIP Units, is attached to this Consent Solicitation Statement as Exhibit B. The Partnership reserves the right to make any changes to the final form of the LTIP Unit Designation that will be permitted by the Restated Partnership Agreement, in its sole and absolute discretion.

Book Up Events

The key difference between LTIP Units and restricted shares/OP Units is that at the time of award, LTIP Units do not have full economic parity with OP Units, but can achieve such parity over time upon the occurrence of specified events, including a specified increase in the share price of Equity Residential. Because the LTIP Units represent a “profits interest” in the Partnership, the capital accounts of the newly awarded LTIP Units will be lower than the capital accounts of the other OP Units. Generally, the book capital account associated with LTIP Units when they are initially issued will be equal to the officer’s capital contribution paid, while the book capital account associated with OP Units is equal on a per unit basis to the price per share of Equity Residential’s common shares.

The difference between the initial capital event associated with the LTIP Unit and the target value of the LTIP Units as of any point in time is generally intended to be offset by priority allocations of future appreciation in the value of Partnership net assets. This accretion to parity is driven by partnership tax rules and basically hinges on the circumstances under which LTIP Units would become entitled to receive distributions in an amount equal to OP Units upon a hypothetical liquidation of the Partnership, provided the Partnership’s net assets increase in value from the grant date of the LTIP Unit by at least 3%. LTIP capital accounts will also be credited and debited with the Partnership’s taxable items of income, deduction, loss, and gain, generally in amounts proportionate to their respective LTIP units.

Events that allow such special allocations under the Partnership Agreement and applicable federal tax regulations, known as “Book Up Events”, include: (1) the issuance by Equity Residential of common shares, (2) the issuance by the Partnership of OP Units or other partnership interests, including future LTIP Units and (3) repurchases of common shares for cash.

Every year upon the issuance of LTIP Units and upon such other “Book Up Events,” the Partnership will revalue its assets (net of liabilities) with the current intent of using the Equity Residential share price (using a 30 day or less trailing day average price) as a form of measurement. The provisions of the Restated Partnership Agreement will provide Equity Residential with the discretion to change the form of measurement of Partnership assets in future years (for example, the use of net asset value determined with capitalization rates); however, there is no present intention to make such a change. Provided the Partnership’s net assets, as measured by Equity Residential’s share price, increase in value from the grant date of the LTIP Unit by at least 3%, the amount of the increase in the share price on the date of the Book Up Event from the grant date is considered a gain that can be specially allocated to the capital accounts of the previously issued LTIP Units, thereby increasing the holder’s capital account. No taxable gain will be currently recognized to the holders of the LTIP Units as a result of the capital account adjustments.

Economic parity is reached when the book capital account of the LTIP Units has grown, through special allocations of unrealized or realized gain, to be equal to that of an equal number of OP Units once the Equity Residential share price has increased as of any book up date by at least 3% over the share price used to value LTIP Units on the grant date. No gain is allocated unless and until a 3% share price appreciation is realized. For example, if an LTIP Unit is issued with an Equity Residential common share grant date price of $30.00, and the LTIP Unit holder makes a capital contribution of $0.50 per LTIP Unit,

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the book account must increase by at least $29.50 through the allocations of gain. In addition, the Equity Residential share price as of any Book Up Event date must be at least 103% of the grant date price. If this occurs, the LTIP Units will automatically convert to an equal number of OP Units. Once vested under the Equity Residential 2002 Share Incentive Plan on the same basis as restricted shares, OP Units are exchangeable for unrestricted shares of Equity Residential or cash, at the option of the Partnership.

Unless and until such parity is reached, the value that an officer will realize for a given number of vested LTIP Units will be worthless. Any LTIP Units that have not yet converted to OP Units by the tenth anniversary of the issuance of the LTIP Unit will be canceled without any payment to the holder.

Here is an example of how a hypothetical Book Up Event operates under the Partnership Agreement:

Example: Assume that X acquired 10 OP Units in 1995 for $200 and Y acquired 10 OP Units in 2000 for $250. Further assume that for each tax year Partnership income equaled partnership distributions. On January 1, 2008, as a result of material Partnership transactions, the Partnership effects a Book Up Event. Equity Residential, as General Partner, determines the Partnership’s Gross Asset Value less liabilities equals $36.47 per OP Unit. Equity Residential adjusts the Gross Asset Value of all Partnership assets and allocates gain in such a way that the capital account for each of X and Y are $364.70 (10 OP Units times $36.47 OP unit value). Although the allocation of gain to X and Y is not taxable, the allocation may impact future allocations of tax depreciation and gain to the Limited Partners.

Book Up Events will be reflected on the Partnership income tax return and each Limited Partner’s allocable share of the net gain(s) resulting from any such Book Up Events in each tax year may be reported on such Limited Partner’s Schedule K-1. Due to the volume of material transactions involving the Partnership over the last few tax years, the Partnership effected a Book Up Event effective for the 2008 tax year. Following the adoption of the Restated Partnership Agreement, current tax law would result in a Book Up Event upon each issuance of LTIP Units. Therefore, while issuances of LTIP Units will not, in and of themselves, have a material income tax effect upon Limited Partners, the issuance of a new class or series of LTIP Units will result in a Book Up Event, the net effects of which will be realized by the Limited Partners for tax purposes.

The Amendments include technical enhancements to Article 7 of the Partnership Agreement that will ensure a Book Up Event will result in the uniformity of capital account balances for each OP Unit. If the Amendments are not adopted, the provisions of Article 7 may result in Limited Partners having different capital account balances per OP Unit and different liquidation value even after application of a Book Up.

Amendments included in the Restated Partnership Agreement

Please refer to the Restated Partnership Agreement attached as Exhibit A for the full text of the Amendments. The Amendments are highlighted to show the differences between the Partnership Agreement presently in effect and the proposed Restated Partnership Agreement. Capitalized terms used but not defined herein shall have the meanings stated in the Restated Partnership Agreement.

The Amendments will amend:

•

Section 3.2 of the Partnership Agreement to authorize the creation and issuance of LTIP Units in one or more classes or series with precise terms to be established by Equity Residential through an LTIP Unit Designation;

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•

Article 7 of the Partnership Agreement to provide for allocation of Net Profits and Net Losses to LTIP Units (including, without limitation, a special allocation of gain upon “book up events” in new Section 7.3(I));

•	Article 8 to provide LTIP Units with rights to Partnership distributions (to be specifically established in each applicable LTIP Unit Designation, but not to exceed amounts distributable per OP Unit);
•

Article 12 to restrict the transfer of LTIP Units to or for the benefit of members of the recipient officer’s immediate family prior to automatic conversion to OP Units (see new Section 12(C) of the Restated Partnership Agreement); and

•	Other sections in a non-material manner to integrate the terms and conditions of LTIP Units, to correct technical errors or inconsistencies and delete redundant provisions.

In addition, the following Amendments will be made to Article 7 of the Partnership Agreement to prevent the occurrence of capital account disparities among the Limited Partners that may otherwise occur in the absence of such provisions (it being the purpose and intent of the Partnership Agreement that the capital account maintained for each OP Unit be equivalent):

•

An amendment to Section 3.2(C) to make the Partnership, rather than Equity Residential, the entity to conduct exchanges with Limited Partners who desire to convert their OP Units into Equity Residential shares or, at the option of the Partnership, cash. This technical change is to protect the tax treatment of the exchange privilege inherent in OP Units under current tax law;

•

Amendments to Sections 7.1 and 7.2(A) to provide for the reconciliation of capital account disparities that may arise from time to time as a result of issuances of securities or contributions of properties to the Partnership;

•

New Sections 7.1(B) and 7.2(D) to allocate Losses to holders of Preferred Units. These new sections are necessary to allow the Partnership to issue Preferred Units to third parties and reduce the risk of such newly issued Preferred Units to be recharacterized as indebtedness for federal income tax purposes;

•	New Section 7.3(J) to provide for the reconciliation of capital account disparities upon the issuance of OP Units as a result of the conversion of convertible Preferred Units; and
•	New Section 7.3(K) to delineate the priority of application of each of the provisions for special allocations within the Partnership Agreement.

INTEREST OF EXECUTIVE OFFICERS AND TRUSTEES IN THE AMENDMENTS

LTIP Units may be offered and issued to officers of Equity Residential and its affiliates. If the Amendments are approved, each of Equity Residential’s officers will be entitled to elect to receive LTIP Units on a one unit-for-one share basis in lieu of receiving Equity Residential restricted shares pursuant to the February 2009 long-term incentive compensation award and future awards. The issuance of LTIPs will not result in the dilution of Equity Residential’s common shares because each LTIP unit awarded would be deemed equivalent to an award of one restricted share reserved under the Share Incentive Plan, reducing availability for other equity awards on a one-for-one basis.

Equity Residential’s Trustees owning OP Units (either directly or indirectly) have informed Equity Residential that they (or the entities managed or controlled by them) intend to vote FOR the Amendments on behalf of all OP Units over which they have the power to vote, being 5,097,832 OP Units or 30.6% of the total number of OP Units held by all Limited Partners. Equity Residential’s non-employee Trustees are not currently eligible for the grant of LTIP Units, but the Partnership may issue LTIP Units to them in the future should the tax laws change to allow that.

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EXECUTIVE COMPENSATION

The Partnership does not have officers and directors. Our business is managed by the Board of Trustees of our general partner, Equity Residential, and the executive officers of Equity Residential perform all of our management functions. Information regarding compensation of Equity Residential’s executive officers and Trustees is set forth in the Proxy Statement filed by Equity Residential with the SEC on April 17, 2008 (the “2008 Proxy Statement”) and may be viewed on Equity Residential’s website at www.equityresidential.com under Investor Information – SEC Filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information, as of December 31, 2008 (except as otherwise noted) regarding the beneficial ownership of OP Units and common shares of Equity Residential by (i) each person known by the Partnership to be the beneficial owner of more than five percent of the Partnership’s outstanding OP Units, (ii) each trustee of Equity Residential, (iii) the principal executive officer, principal financial officer and the three officers of Equity Residential who, subject to final approval of compensation for services performed in 2008, are anticipated to be the mostly highly compensated officers at December 31, 2008, and (iv) by all trustees and executive officers of Equity Residential as a group. For common share ownership as of March 1, 2008, please refer to the 2008 Proxy Statement. Each person named in the table has sole voting and investment power with respect to all OP Units shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

Name of Beneficial Owner	Number of OP Units (1)	Percentage of OP Units held by Limited Partners (2)	Number of Common Shares	Options Exercisable Within 60 Days

Named Executive Officers
David J. Neithercut	—	—	375,973(3)	861,644
Alan W. George	—	—	184,495	385,483
Mark J. Parrell	—	—	13,522	18,502
Bruce C. Strohm	—	—	243,420(4)	256,343
Frederick C. Tuomi	—	—	202,105	366,456

Trustees
Samuel Zell	4,863,502(5)	29.2%	3,702,254(6)	2,267,839
David J. Neithercut (see above)	—	—	—	—
John W. Alexander	—	—	90,727	58,543
Charles L. Atwood	—	—	22,933	26,211
Stephen O. Evans	231,274(7)	1.4%	163,673(8)	10,609
Boone A. Knox	—	—	3,447,588(9)	31,705
John E. Neal	—	—	11,905	10,056
Sheli Z. Rosenberg	3,056	*	320,530(10)	61,705
Gerald A. Spector	—	—	752,465(11)	1,158,739(12)
B. Joseph White	—	—	51,225	41,705

Trustees and Executive Officers as a Group (17 persons)	5,097,832	30.6%

All Limited Partners as a Group	16,679,777	100%

*	Less than 1%.

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(1)	On December 31, 2008, a total of 289,466,537 OP Units were outstanding, of which 272,786,760 OP Units were held by Equity Residential, in its capacity as general partner of the Partnership, and 16,679,777 OP Units were held by limited partners of the Partnership. As of January 2009, the following OP Units were pledged as security: 3,788,588 OP Units as to which Mr. Zell disclaims beneficial interest.

(2)	The percentage is calculated using the total OP Units outstanding on December 31, 2008, excluding the OP Units held by Equity Residential in its capacity as general partner of the Partnership.

(3)	Includes 2,874 common shares beneficially owned by a partnership, of which Mr. Neithercut is general partner. Also includes 44,460 common shares beneficially owned by grantor trusts for the benefit of Mr. Neithercut’s children, as to all of which Mr. Neithercut disclaims beneficial ownership, except to the extent of his pecuniary interest therein. Also includes 2 common shares beneficially owned by a trust for the benefit of Mr. Neithercut’s wife and as to which Mr. Neithercut disclaims beneficial ownership, except to the extent of his pecuniary interest therein.

(4)	Includes 4,000 common shares beneficially owned by Mr. Strohm, not individually, but as custodian for his children as to which Mr. Strohm disclaims beneficial ownership. Also includes 2,400 Series C Preferred Shares owned by Mr. Strohm.

(5)	Includes 4,863,502 OP Units, 4,462,828 of which Mr. Zell does not have voting or dispositive power over and disclaims beneficial ownership of, except to the extent of his pecuniary interest therein.

(6)	Includes 22,057 common shares beneficially owned by a trust of which Mr. Zell is the sole trustee and beneficiary and, as such, may be deemed the beneficial owner. Also includes 600 common shares beneficially owned by a trust of which Mr. Zell’s spouse is the trustee and of which Mr. Zell disclaims beneficial ownership, except to the extent of his pecuniary interest therein. Also includes 1,206,968 common shares beneficially owned by an entity managed or controlled by Mr. Zell and of which Mr. Zell does not have voting or dispositive power over and disclaims beneficial ownership, except to the extent of his pecuniary interest therein. Also includes 3,738 common shares beneficially owned by trusts for the benefit of Mr. Zell and his family, all of which Mr. Zell does not have voting or dispositive power over, but of which he may be deemed the beneficial owner. Also includes 136,747 common shares beneficially owned by a family foundation of which Mr. Zell is a director and in which Mr. Zell does not have a pecuniary interest.

(7)	Includes 231,274 OP Units beneficially owned by a limited partnership of which Mr. Evans serves as a general partner as to which Mr. Evans disclaims beneficial ownership, except to the extent of his pecuniary interest therein.

(8)	Includes 100,000 common shares beneficially owned by an entity managed or controlled by Mr. Evans as to which Mr. Evans disclaims beneficial ownership, except to the extent of his pecuniary interest. Also includes 30,000 common shares beneficially owned by a not-for-profit foundation of which Mr. Evans serves as chairman. Also includes 4 common shares beneficially owned by a trust of which Mr. Evans serves as the trustee, and as to which Mr. Evans disclaims beneficial ownership, except to the extent of his pecuniary interest.

(9)	Includes 2,683,790 common shares beneficially owned by certain entities managed or controlled by Mr. Knox, as to which Mr. Knox disclaims beneficial ownership except to the extent of his pecuniary interest therein. Also includes 6,228 common shares beneficially owned by Mr. Knox’s spouse as to which Mr. Knox disclaims beneficial ownership. Also includes 359,678 common shares beneficially owned by a foundation of which Mr. Knox is the trustee, and as to which Mr. Knox disclaims beneficial ownership. Also includes 144,298 common shares beneficially owned by Mr. Knox’s sister-in-law over which Mr. Knox has investment authority, and as to which Mr. Knox disclaims beneficial ownership.

(10)	Includes 66,023 common shares beneficially owned by Ms. Rosenberg’s spouse as to which Ms. Rosenberg disclaims beneficial ownership.

(11)	Includes 67,594 common shares beneficially owned by Mr. Spector’s spouse, and 6,946 common shares beneficially owned by Mr. Spector, not individually but as custodian for his minor children, as to all of which Mr. Spector disclaims beneficial ownership. Also includes 25,015 common shares beneficially owned by the Spector Family Dynasty Trust, of which Mr. Spector is the sole trustee and, as such, may be deemed the beneficial owner.

(12)	Includes 276,697 options beneficially owned by the Spector Family Dynasty Trust, of which Mr. Spector is the sole trustee and, as such, may be deemed the beneficial owner.

9

AVAILABLE INFORMATION

The Partnership is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports and other information with the SEC. The reports and other information filed by the Partnership can be inspected and copied at the public reference facilities maintained by the Commission at Station Place, 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the Commission, Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Copies of such materials may also be accessed through the SEC’s website at www.sec.gov.

OP Units are not listed or authorized for listing on any national or regional securities exchange. All documents described in this Consent Solicitation Statement but not delivered herewith are available without charge, other than exhibits to such documents which are not specifically described herein, upon request from: Martin J. McKenna, Vice President – Investor Relations, Equity Residential, Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606 (telephone: (888) 879-6356; e-mail: mmckenna@eqrworld.com).

EXHIBITS

Document Description	Exhibit

Form of the Sixth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership	Exhibit A

Form of the Certificate of Designation of Series 2009A LTIP Units of ERP Operating Limited Partnership	Exhibit B

10

EXHIBIT A

___________________________	~~FIFTH~~ SIXTH AMENDED AND RESTATED ERP OPERATING LIMITED PARTNERSHIP AGREEMENT OF LIMITED PARTNERSHIP

As of

~~August 1, 1998~~            , 2009

TABLE OF ~~CONTENT~~CONTENTS

1.	PARTNERSHIP		1

	1.1	CONTINUATION OF PARTNERSHIP; PARTNERSHIP INTERESTS	1
	1.2	NAME	2

2.	DEFINITIONS		2

3.	CAPITAL		8

	3.1	CAPITAL CONTRIBUTIONS OF THE PARTNERS	8
	3.2	ISSUANCE AND CONVERSION OF UNITS	~~8~~9
	3.3	ADDITIONAL FUNDS	~~12~~13
	3.4	CAPITAL ACCOUNTS	~~13~~14
	3.5	INTEREST ON AND RETURN OF CAPITAL	~~13~~15
	3.6	NEGATIVE CAPITAL ACCOUNTS	~~14~~15
	3.7	LIMIT ON CONTRIBUTIONS AND OBLIGATIONS OF PARTNERS	~~15~~16
	3.8	REDEMPTION AND REPURCHASE OF UNITS	~~15~~16

4.	PRINCIPAL OFFICE		~~15~~17

5.	PURPOSES AND POWERS OF PARTNERSHIP		~~15~~17

6.	TERM		~~16~~17

7.	ALLOCATIONS		~~16~~18

	7.1	ALLOCATION OF NET PROFITS	~~16~~18
	7.2	NET LOSSES	~~16~~18
	7.3	SPECIAL ALLOCATIONS	~~17~~19
	7.4	CURATIVE ALLOCATIONS	~~19~~21
	7.5	TAX ALLOCATIONS: CODE SECTION 704(c)	~~19~~22

8.	CASH AVAILABLE FOR DISTRIBUTION		~~19~~22

	8.1	OPERATING CASH FLOW	~~20~~22
	8.2	CAPITAL CASH FLOW	~~20~~23
	8.3	CONSENT TO DISTRIBUTIONS	~~21~~23
	8.4	RIGHT TO LIMIT DISTRIBUTIONS	~~21~~23
	8.5	WITHHOLDING	24

9.	MANAGEMENT OF PARTNERSHIP		~~21~~24

	9.1	GENERAL PARTNER	~~21~~24
	9.2	LIMITATIONS ON POWERS AND AUTHORITIES OF PARTNERS	~~22~~25
	9.3	LIMITED PARTNERS	~~22~~25
	9.4	LIABILITY OF GENERAL PARTNER	~~23~~25
	9.5	INDEMNITY	~~23~~26
	9.6	OTHER ACTIVITIES OF PARTNERS AND AGREEMENTS WITH RELATED PARTIES	~~23~~26
	9.7	OTHER MATTERS CONCERNING THE GENERAL PARTNER	~~23~~26
	9.8	PARTNER EXCULPATION	~~24~~27
	9.9	GENERAL PARTNER EXPENSES AND LIABILITIES	~~25~~28

10.	BANKING		~~25~~28

11.	ACCOUNTING		~~25~~28

	11.1	FISCAL YEAR	~~25~~28
	11.2	BOOKS OF ACCOUNT	~~25~~28
	11.3	METHOD OF ACCOUNTING	~~25~~28
	11.4	SECTION 754 ELECTION	~~25~~28
	11.5	TAX MATTERS PARTNER	~~26~~28
	11.6	ADMINISTRATIVE ADJUSTMENTS	~~26~~29

12.	TRANSFERS OF PARTNERSHIP INTERESTS		~~26~~29

13.	ADMISSION OF NEW PARTNERS		~~28~~31

14.	TERMINATION, LIQUIDATION AND DISSOLUTION OF PARTNERSHIP		~~28~~31

	14.1	TERMINATION EVENTS	~~28~~31
	14.2	METHOD OF LIQUIDATION	~~28~~31
	14.3	DATE OF TERMINATION	~~29~~32
	14.4	RECONSTITUTION UPON BANKRUPTCY	~~29~~32
	14.5	DEATH, LEGAL INCOMPETENCY, ETC. OF A LIMITED PARTNER	~~30~~33

15.	POWER OF ATTORNEY		~~30~~33

16.	AMENDMENT OF AGREEMENT		~~30~~34

17.	MISCELLANEOUS		~~31~~34

	17.1	NOTICES	~~31~~34
	17.2	MODIFICATIONS	~~32~~35
	17.3	SUCCESSORS AND ASSIGNS	~~32~~35
	17.4	DUPLICATE ORIGINALS	~~32~~35
	17.5	CONSTRUCTION	~~32~~35
	17.6	GOVERNING LAW	~~32~~35
	17.7	OTHER INSTRUMENTS	~~32~~35
	17.8	GENERAL PARTNER WITH INTEREST AS LIMITED PARTNER	~~32~~35
	17.9	LEGAL CONSTRUCTION	~~32~~35
	17.10	GENDER	~~33~~36
	17.11	PRIOR AGREEMENTS SUPERSEDED	~~33~~36
	17.12	NO THIRD PARTY BENEFICIARY	~~33~~36
	17.13	PURCHASE FOR INVESTMENT	~~33~~36
	17.14	WAIVER	~~33~~36
	17.15	TIME OF ESSENCE	~~33~~36
	~~17.16~~	~~COUNTERPARTS~~	~~33~~

~~FIFTH~~SIXTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

FOR

ERP OPERATING LIMITED PARTNERSHIP

THIS ~~FIFTH~~SIXTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this “Agreement”) has been executed and delivered as of the ~~first~~              day of ~~August, 1998,~~            , 2009, by Equity Residential ~~Properties Trust~~ (the “General Partner” or the “Company”), a Maryland real estate investment trust, pursuant to Section 16 hereof, for itself and on behalf of those partnerships identified on Schedule A to this Agreement (each a “Zell Partner” and collectively, the “Zell Partners”); those entities identified on Schedule B to this Agreement (each a “Starwood Partner” and collectively, the “Starwood Partners”) ; and to the extent not included in Schedule A or B those additional persons and entities ~~identified in Schedule C~~holding Partnership Interests (as hereinafter defined) in the Partnership from time to time as recorded in the books and records maintained by the General Partner (the “Additional Partners”) (the General Partner, the Zell Partners, the Starwood Partners and the Additional Partners, being each a “Partner” and collectively, the “Partners”). ~~The Zell Partners, the Starwood Partners and the Additional Partners are each a “Limited Partner” and are, as of the date of this Agreement, the “Limited Partners”.~~

RECITALS

A.         The Partners are parties to that certain ~~Fourth~~Fifth Amended and Restated Agreement of Limited Partnership of ERP Operating Limited Partnership dated as of ~~September 30, 1995~~August 1, 1998 (the “Prior Partnership Agreement”) and, in accordance therewith, have been doing business as an Illinois limited partnership (the “Partnership”) under the name “ERP Operating Limited Partnership.”

B.          ~~Pursuant to the powers granted to the General Partner under Section 16 hereof, the General Partner deems~~ The requisite majorities of the Partners have approved amendments to the Prior Partnership Agreement in accordance with its terms, including, without limitation, provisions for the Partnership’s issuance of long-term incentive interests in the Partnership as more fully provided for herein.

B.         In order to implement the amendments so approved by the Partners, the Partners have determined it to be in the best interest of the Partnership to amend and restate the Prior Partnership Agreement and ~~is~~are desirous of continuing the Partnership in accordance with the Illinois Revised Uniform Limited Partnership Act and this Agreement.

THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner, for itself and on behalf of the Partners, agrees as follows:

1.          Partnership.

1.1         Continuation of Partnership; Partnership Interests. The General Partner and the Limited Partners do hereby continue the Partnership as an Illinois limited partnership according to all of the terms and provisions of this Agreement and otherwise in accordance with the Act. The General Partner is the sole general partner and the Limited Partners are the sole limited partners of the Partnership. All Partnership profits, losses, and distributive shares of tax items accruing prior to the date of this Agreement shall be allocated in accordance with, and the respective rights and obligations of the Partners with respect to the period prior to the date of this Agreement shall be governed by, the Prior Partnership Agreement. No Partner has any interest in any Partnership property but the interests of all Partners in the Partnership are, for all purposes, personal property.

        1.2          Name.        The Partnership name shall be “ERP Operating Limited Partnership”, but the General Partner may from time to time change the name of the Partnership or may adopt such trade or fictitious names as it may determine.

2.          Definitions.

2.1         As used in this Agreement, the following terms shall have the meanings set forth respectively after each:

                            “Act” shall mean the Illinois Revised Uniform Limited Partnership Act, as amended from time to time, and any successor statute.

                            “Adjusted Capital Account Deficit” shall mean, at any time, the then balance in the Capital Account of a Partner, after giving effect to the following adjustments:

        (i)         credit to such Capital Account any amounts that such Partner is obligated to restore pursuant to this Agreement or otherwise or is deemed to be obligated to restore as described in the penultimate sentences of Regulations Section 1.704-2(g)(1) and Regulations Section 1.704-2(i)(5), or any successor provisions; and

        (ii)         debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

                    “Affiliate” with respect to any specified Person shall mean any Person directly or indirectly controlling, controlled by or under common control with the specified Person.

                            “Aggregate Restoration Amount” shall mean with respect to the Obligated Partners, as a group, the aggregate balances of the Restoration Amounts, if any, of the Obligated Partners, as determined on the date in question.

                            “Agreement” shall mean this ~~Fifth~~Sixth Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time.

                            “Assignee” shall mean a Person to whom one or more OP Units have been transferred in a manner permitted under this Agreement, but who has not become a substituted Limited Partner, and who has the rights set forth in Section 12(B)(ii).

                            “Bankruptcy” of a Partner shall mean (a) the filing by a Partner of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other Federal or state insolvency law, or a Partner’s filing an answer consenting to or acquiescing in any such petition, (b) the making by a Partner of any assignment for the benefit of its creditors or the admission by a Partner in writing of its inability to pay its debts as they mature, or (c) the expiration of sixty (60) days after the filing of an involuntary petition under Title 11 of the United States Code (or corresponding provisions of future laws), seeking an application for the appointment of a receiver for the assets of a Partner, or an involuntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts under any other Federal or state insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 60-day period.

                            “Capital Account” shall mean the capital account maintained by the Partnership for each Partner as described in Section 3.4 below.

                            “Capital Cash Flow” shall have the meaning provided in Section 8.2 below.

                            “Capital Contribution” shall mean, when used in respect of a Partner, the initial capital contribution of such Partner ~~as set forth in Schedule C below~~ and any other amounts of money or the fair market value of other property contributed by such Partner to the capital of the Partnership pursuant to the terms of this Agreement, including the Capital Contribution made by any predecessor holder of the Partnership Interest of such Partner.

                            “Code” shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time, and any successor statute.

                            “Common Share” shall mean a common share of beneficial interest (or other comparable common equity interest) of the Company.

                            “Company” means Equity Residential ~~Properties Trust~~, a Maryland real estate investment trust and the General Partner of the Partnership, and any successor thereto (including Equity Residential ~~Properties Trust~~ as constituted as of the date of this Agreement).

                            “Contributing Partner” shall have the meaning provided in clause (vi) of Section 3.2(B) below.

                            “Depreciation” shall mean for any fiscal year or portion thereof, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such period for Federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such period, Depreciation shall be an amount that bears the same relationship to such beginning Gross Asset Value as the depreciation, amortization or cost recovery deduction in such period for Federal income tax purposes bears to the beginning adjusted tax basis; provided, however, that if the adjusted basis for Federal income tax purposes of an asset at the beginning of such period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

                            “Determination Date” shall have the meaning provided in Section 3.2(C) below.

                            “FPAA” shall have the meaning provided in Section 11.6 below.

                                “Gains” or “Losses” means, upon the actual or deemed sale of all or substantially all Partnership assets, the sum of: (a) changes to the Gross Asset Value of Partnership assets as described under paragraph (ii) of the definition of Gross Asset Value and (b) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for Federal income tax purposes, computed by reference to the Gross Asset Value of the property disposed.

                                “General Partner” means Equity Residential ~~Properties Trust~~, a Maryland real estate investment trust sometimes also referred to in this Agreement as the “Company,” and any successor thereto (including Equity Residential ~~Properties Trust~~ as constituted as of the date of this Agreement).

                                “Gross Asset Value” means, with respect to any Partnership asset, the asset’s adjusted basis for Federal income tax purposes, except as follows:

                    (i)   The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the General Partner;

                    (ii)   The Gross Asset Value of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner, as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership; ~~and (c~~(c) the issuance of LTIP Units in exchange for services provided by an employee or non-employee trustee of the Partnership or an Affiliate of the Partnership; and (d) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                    (iii)   The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the General Partner; and

                    (iv)   The Gross Asset Value of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and paragraph (vi) of the definition of Net Profits and Net Losses and Section 7.3(G) below; provided, however, that Gross Asset Value shall not be adjusted pursuant to this paragraph (iv) to the extent the General Partner determines that an adjustment pursuant to paragraph (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraphs (i), (ii) or (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profits and ~~Losses~~Net Losses. It is the intent of this Agreement that Capital Accounts are at all times maintained in accordance with Regulations Section 1.704-1. To the extent provided for in Regulations, revenue rulings, revenue procedures and/or other IRS guidance issued after the date hereof, the Partnership is hereby authorized to, and at the direction of the General Partner shall, elect a safe harbor under which the fair market value of any Partnership Interests issued after the effective date of such Regulations (or other guidance) will be treated as equal to the liquidation value of such Partnership Interests (i.e., a value equal to the total amount that would be distributed with respect to such interests if the Partnership sold all of its assets for their fair market value immediately after the issuance of such Partnership Interests, satisfied its liabilities (excluding any non-recourse liabilities to the extent the balance of such liabilities exceeds the fair market value of the assets that secure them) and distributed the net proceeds to the Partners under the terms of this Agreement). In the event that the Partnership makes a safe harbor election as described in the preceding sentence, each Partner hereby agrees to comply with all safe harbor requirements with respect to transfers of such Partnership Interests while the safe harbor election remains effective.

        “IRS” shall have the meaning provided in Section 11.6 below.

        “Limited Partner” shall mean any Person (i) whose name is set forth as a Limited Partner on Schedule ~~C~~A or B attached hereto or who has become a Limited Partner pursuant to the terms and conditions of this Agreement, and (ii) who holds a Partnership Interest. “Limited Partners” means all such persons. Nevertheless, solely for purposes of Section 16 of this Agreement, “Limited Partner” means and includes only those Partners, exclusive of the General Partner, who, at the time of reference, hold OP Units.

                “LTIP Capital Target” is the targeted increased value of the Capital Account per LTIP Unit of a holder of LTIP Units of a particular class or series (as issued on a particular date pursuant to a LTIP Unit Designation) necessary for the LTIP Units governed by such LTIP Unit Designation to be automatically converted into OP Units.

                “LTIP Unit Designation” shall have the meaning set forth in clause (g) of Section 3.2(B) below.

                “LTIP Units” shall mean long-term incentive plan interests in the Partnership issued from time to time following the date of this Agreement issued pursuant to Section 3.2(A)(iii) below. Holders of LTIP Units will agree to be bound by the terms and provisions of this Agreement and will be admitted as Limited Partners.

        “Market Price” shall have the meaning set forth in Section 3.2(C) below.

        “Net Profits” and “Net Losses” shall mean for each fiscal year or portion thereof, an amount equal to the Partnership’s items of taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code with the following adjustments:

                                (i)     any income which is exempt from Federal income tax and not otherwise taken into account in computing Net Profits or Net Losses shall be added to taxable income or loss;

                                (ii) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Section 705(a)(2)(B) expenditures under Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Profits or Net Losses, will be subtracted from taxable income or loss;

                                (iii) in the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of Gross Asset Value contained in this Section 2, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits and Net Losses;

                                (iv) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                                (v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period;

                                (vi) to the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Partner’s Partnership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profits or Net Losses; and

                                (vii) any items specially allocated pursuant to Section 7.3 or Section 7.4 below shall not be considered in determining Net Profits or Net Losses.

        “Nonrecourse Debt” shall mean a liability as defined in Regulations Section 1.704-2(b)(3).

        “Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(c).

                       “Obligated Partners” shall mean that or those Limited Partner(s) listed as Obligated Partner(s) ~~on Schedule D attached hereto and made a part hereof, as such Schedule may be amended~~ from time to time as recorded in the books and records maintained by the General Partner, whether by express amendment to this Partnership Agreement or by execution of a written instrument by and between any additional Obligated Partner(s) being directly affected thereby and the General Partner, acting on behalf of the Partnership and without the prior consent of the Limited Partners (whether or not Obligated Partners other than the Obligated Partner(s) being directly affected thereby). Any successor, Assignee, or transferee of the entire Partnership Interest of an Obligated Partner shall be considered an Obligated Partner; provided, however, that if an Obligated Partner makes a distribution of all or any portion of its OP Units in accordance with Section 12(B)(i)(z) hereof, the General Partner shall, upon receipt of written notice from such Obligated Partner and such distributee(s) of OP Units, ~~amend Schedule D to~~ add any such distributee(s) as an additional Obligated Partner in the manner set forth in such notice.

        “Operating Cash Flow” shall have the meaning provided in Section 8.1 below.

        “OP Units” are units of Partnership Interest more particularly described in Section 3.2 below.

        “OP Unit Net Asset Value” shall mean, as of any given time, the positive balance, if any, of the Gross Asset Value of Partnership assets, less Partnership liabilities, less the Capital Accounts pertaining to Units excluding OP Units, divided by the number of OP Units outstanding.

        “OP Unit Value” shall mean, as of any given time, the number of OP Units into which a Preference Unit or LTIP Unit is convertible (whether or not the conversion can then be effected), or the value of the Preference Unit expressed in OP Units if the Preference Unit is not convertible into OP Units, as provided for in the applicable Preference Unit Term Sheet or Other Securities Term Sheet. Nevertheless, the LTIP Unit Designation establishing any particular class or series of LTIP Units may prescribe an OP Unit Value that differs from the number of OP Units into which the subject LTIP Units may be converted for one or more specific purposes of this Agreement, including, without limitation, the OP Unit Value to be used in determining the amount of distributions of Operating Cash Flow and/or Capital Cash Flow payable in respect of such LTIP Units pursuant to Sections 8.1 and 8.2 of this Agreement.

        “Other Securities” shall have the meaning set forth in clause (iv) of Section 3.2(B) below.

        “Other Securities Term Sheet” shall have the meaning provided in clause (f) of Section 3.2(B) below.

        “Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4).

        “Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(i).

        “Partner Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i).

        “Partners” shall mean, collectively, the General Partner and the Limited Partners, ~~or~~and any additional or successor Partners of the Partnership admitted to the Partnership in accordance with the terms of this agreement. Reference to a Partner shall be to any one of the Partners.

        “Partnership Interest” shall mean the ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which such Partner may be entitled as provided in this Agreement, and to the extent not inconsistent with this Agreement, under the Act, together with the obligations of such Partner to comply with all of the terms and provisions of this Agreement and of the Act. “Partnership Interests” means and includes OP Units, Preference Units and LTIP Units.

                       “Partnership Minimum Gain” has the meaning set forth in Regulations Sections 1.704--2(b)(2) and 1.704-2(d).

                       “Percentage Interest” shall mean, as to each Partner, the quotient (expressed as a percentage) arrived at by dividing (i) the sum of the OP Unit Value of any Preference Units held by that Partner, the OP Unit Value of LTIP Units held by that holder of LTIP Units and the number of OP Units held by that Partner, by (ii) the sum of the OP Unit Value of all Preference Units and LTIP Units issued and outstanding at the time and the total number of OP Units issued and outstanding at the time. The respective Percentage Interests of the Partners shall be ~~as set forth in Schedule C attached to this Agreement, as such may be revised~~maintained and revised as necessary in books and records kept by the General Partner to add Partners from time to time as provided in Section 3.1.

        “Person” means any individual, partnership, corporation, trust or other entity.

        “Pledge” shall have the meaning provided in Section 12(B)(i) below.

        “Preference Units” are units of Partnership Interest more particularly described in Section 3.2 below.

        “Preference Unit Term Sheet” shall have the meaning provided in clause (e) Section 3.2(B) below.

        “Prior Partnership Agreement” has the meaning set forth in Recital A above.

                        ~~“Profits” and “Losses” shall mean for each fiscal year or portion thereof, an amount equal to the Partnership’s items of taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code with the following adjustments:~~

                                         ~~(i) any income which is exempt from Federal income tax and not otherwise taken into account in computing Net Profits or Net Losses shall be added to taxable income or loss;~~

                                         ~~(ii) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Section 705(a)(2)(B) expenditures under Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses, will be subtracted from taxable income or loss;~~

                                         ~~(iii) in the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of Gross Asset Value contained in this Section 2, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits and Losses;~~

                                         ~~(iv) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of~~

~~the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;~~

                                ~~(v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period;~~

                                ~~(vi) to the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Partner’s Partnership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and~~

                            ~~(vii) any items specially allocated pursuant to Section 7.3 or Section 7.4 below shall not be considered in determining Profits or Losses.~~

        “Recapitalization” shall have the meaning provided in Section 3.2(C) below.

        “Record Date” shall have the meaning provided in Section 9.1(x) below.

        “Recourse Debt” shall mean the amount of indebtedness owed by the Partnership other than Nonrecourse Debt and Partner Nonrecourse Debt.

        “Regulations” shall mean the Income Tax Regulations, including Temporary and Proposed Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

        “Restoration Amount” shall mean with respect to any Obligated Partner, the amount set forth opposite the name of such Obligated Partner on ~~Schedule D attached hereto and made a part hereof, as such Schedule may be modified~~ from time to time as recorded in the books and records maintained by the General Partner by an amendment to the Partnership Agreement or by execution of a written instrument by and between such Obligated Partner, and/or any additional Obligated Partner(s) being directly affected thereby and the General Partner, acting on behalf of the Partnership and without the prior written consent of the Limited Partners (whether or not Obligated Partners other than the Obligated Partner(s) being directly affected thereby). If an Obligated Partner makes a distribution of all or any portion of its OP Units in accordance with Section 12(B)(i)(z) hereof, and the General Partner receives a written notice from such Obligated Partner and any distributee of OP Units to ~~amend Schedule D to~~ add such distributee as an additional Obligated Partner, the Restoration Amount of such additional Obligated Partner shall be increased by an amount equal to that amount set forth in such notice, and the Restoration Amount of the Obligated Partner making such distribution shall be reduced by such amount.

        “TMP” shall have the meaning provided in Section 11.5 below.

        “Third Party Loan” shall have the meaning provided in Section 9.7(E) below.

        “Units” has the meaning set forth in Section 3.2(A) below.

3.         Capital.

            3.1         Capital Contributions of the Partners. At the time of the execution of this Agreement, the Partners~~shall make or shall have made or be deemed to have made~~have made or are credited with the Capital Contributions as set forth in ~~Schedule C~~the Partnership’s books and records maintained by the General Partner. The Partners shall own OP Units in the amounts ~~set forth in Schedule C~~, and shall have a Percentage Interest in the Partnership as set forth in ~~Schedule C~~such books and records maintained by the General Partner, which Percentage Interest shall be adjusted ~~in Schedule C~~ from time to time by the General Partner to the extent necessary to reflect accurately redemptions, Capital Contributions, the issuance of additional OP Units, Preference Units, LTIP Units or similar events having an effect on a Partner’s Percentage Interest. To the extent the Partnership is acquiring any property by the merger of any other Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in ~~Schedule C~~the Partnership’s books and records that will be appropriately revised and maintained by the General Partner.

            3.2         Issuance and Conversion of Units.

                          A.         The interest of a Partner in the Partnership is referred to as being evidenced by one or more “Units”. In addition, the General Partner may cause the Partnership to issue LTIP Units to employees or non-employee trustees of the Partnership or Affiliates of the Partnership from time to time. Units may be ~~either~~ “OP Units”, “LTIP Units” or “Preference Units”:

(i)         An “OP Unit” is a unit of Partnership Interest that, as more particularly provided for below in Section 3.2(B), may be converted into either cash or one (1) Common Share.

(ii)        A “Preference Unit” is a unit of Partnership Interest having such rights, preferences and other privileges, variations and designations as may be determined by the General Partner in its sole and absolute discretion (but not in violation of the provisions of Section 3.2(B) or the terms of any other Preference Unit(s)). There may be more than one series or class of Preference Units having differing terms and conditions, but all Preference Units within a given series or class shall have the same rights, preferences and other privileges, variations and designations. A Preference Unit shall be convertible into one or more OP Units or be capable of being valued in OP Units. With respect to each series or class of Preference Units, the General Partner may also, in its discretion, determine and fix, among other terms and conditions, any of the following: (a) the series to which such Preference Units shall belong, (b) the distribution rate therefore, (c) the price at and the terms and conditions on which such Preference Units may be redeemed, (d) the amount payable in respect of such Preference Units in the event of involuntary or voluntary liquidation, (e) the terms and conditions on which such Preference Units may be converted, if such Preference Units are issued with the privilege of conversion, and (f) the number of such Preference Units to be issued as a part of such series. Once determined and fixed as herein provided, however, the terms and conditions of a particular series or class of Preference Units may not be changed without the written consent of the holders of at least 67% of the Preference Units within the class or series (or such greater percentage as may be provided for in the applicable Preference Unit Term Sheet or Other Securities Term Sheet, as the case may be).

~~The aggregate total of all Units outstanding as of the date of this Agreement, including the making of the capital contributions referred to in Section 3.1 above, is 110,638,794. As of the date of this Agreement, each Partner is deemed to hold Units as shown on Schedule C.~~

(iii)

An “LTIP Unit” is a long-term incentive plan interest in the Partnership, issuable to employees or non-employee trustees of the Partnership or an Affiliate of the Partnership for services provided to the Partnership. There may be multiple series or classes of LTIP Units, each having such rights to participate in the future profits of the Partnership, with such privileges, variations and designations as may be determined by the General Partner in its sole and absolute discretion (but not in violation of the provisions of Section 3.2(B)), but all LTIP Units within a given series or class shall have the same rights, privileges, variations and designations. An LTIP Unit shall be automatically converted into an OP Unit at such time as the Capital Account maintained in respect of such LTIP Unit shall have increased to the LTIP Capital Target ascribed to such LTIP Unit in the applicable LTIP Unit Designation. If, however, the LTIP Capital Target is not attained within ten (10) years following the date of issuance of such LTIP Unit, the LTIP Unit shall automatically be canceled and cease to exist, with no compensation payable to the holder of such canceled LTIP Unit. With respect to each series or class of LTIP Units, the General Partner may also, in its discretion, determine and fix, among other terms and conditions, any of the following: (a) the class or series to which such LTIP Units shall belong, (b) the distribution rate therefore, which may, but need not, be the same rate, payable at the same times, as OP Units, (c) the Capital Contribution payable to the Partnership upon issuance of each LTIP Unit within such class or series, (d) terms for forfeiture of such LTIP Units (as well as any OP Units into which such LTIP Units may automatically convert upon attainment of the applicable LTIP Capital Target), upon the holder’s or holders’ of such LTIP Units termination of employment with the Partnership or an Affiliate of the Partnership and any date(s) or event(s) following which such LTIP Units (or OP Units into which they may have automatically been converted) will no longer be subject to forfeiture (i.e. will have become “vested”), and (e) the number of such LTIP Units to be issued as a part of such class or series. It is the intent of this Agreement that LTIP units qualify as profits interests in a partnership under Rev. Proc. 93-27.

                          B.         From time to time hereafter, subject to and in accordance with the provisions of this Section 3.2(B), the General Partner shall cause the Partnership to issue additional Units as follows:

(i)

OP Units to the Company upon the issuance by the Company of additional Common Shares (other than in exchange for OP Units) and the contribution of the net proceeds thereof as a Capital Contribution to the Partnership as provided for in Section 3.3(B) below it being understood, however, that the Company may issue Common Shares in connection with share option plans, dividend reinvestment plans, restricted share plans or other benefit or compensation plans (for example, shares issued in lieu of fees or compensation) without receiving any proceeds and that the issuance of such Common Shares shall nonetheless entitle the Company to additional OP Units pursuant to this clause (i);

(ii)

OP Units to Partners (including itself) that hold Preference Units that are convertible into OP Units, upon the exercise of such conversion in accordance with the terms and conditions of the Preference Unit Term Sheet or Other Securities Term Sheet (each hereinafter defined) applicable thereto;

(iii)

OP Units to the Company upon the issuance by the Company of additional Common Shares issuable upon conversion or exchange of notes, bonds or other evidences of indebtedness that are convertible into, or exchangeable for, Common Shares;

(iv)	 ~~(iii)~~ OP Units to Partners holding OP Units (including itself) if and to the extent of each such Partner’s participation in any reinvestment program contemplated by Section 3.3(C) below;

(v)	OP Units to holders of LTIP Units on a one for one basis upon the automatic conversion of such LTIP Units into OP Units;

(vi)

        ~~(iv)~~        Preference Units to the Company upon the issuance by the Company of securities other than Common Shares (whether debt or equity securities; (“Other Securities”)~~)~~ and the contribution of the net proceeds thereof as a Capital Contribution to the Partnership as provided for in Section 3.3(B) below; ~~and~~

(~~v~~vii)	LTIP Units upon such terms and conditions as are set forth in an LTIP Unit Designation (as hereinafter defined) applicable thereto; and

(viii)

in all other cases, OP Units and/or Preference Units, as determined by the General Partner, in its discretion, to existing or newly--admitted Partners (including itself), in exchange for the contribution by a Partner (the “Contributing Partner”) of additional Capital Contributions to the Partnership.

Issuance of OP Units as aforesaid shall be in accordance with the following:

(a)	the number of OP Units issued to the Company under ~~clause~~clauses (i) and (iii) of this Section 3.2(B) shall be equal to the number of Common Shares issued;

(b)

the number of OP Units issued to a Partner under clause (ii) of this Section 3.2(B) shall be as provided for in the Preference Unit Term Sheet or the Other Securities Term Sheet (each hereinafter defined) pursuant to which the Preference Units being converted exist;

(c)	the number of OP Units issued to a Limited Partner under clause (~~iii~~iv) of this Section 3.2(B) shall be as provided for in the applicable reinvestment program; and

(d)

the number of OP Units issued to a Contributing Partner under clause (~~v~~viii) of this Section 3.2(B) shall be equal to the quotient (rounded to the nearest whole number) arrived at by dividing (x) the initial Gross Asset Value of the property contributed as additional Capital Contributions (net of any debt to which such property is subject or assumed, and any cash paid to the Contributing Partner, by the Partnership in connection with such contribution) by (y) the contractual price per OP Unit agreed to by the General Partner and the Contributing Partner.

Issuance of Preference Units as aforesaid shall be in accordance with the following:

(e)

Preference Units issued pursuant to clause (~~v~~viii) of this Section 3.2(B) shall have the terms and conditions specified in an agreement (a “Preference Unit Term Sheet”) executed by and between the Partnership (at the direction and in the discretion of the General Partner) and the Contributing Partner and such Preference Unit Term Sheet shall thereupon be a part of this Agreement. The number of Preference Units issued to a Contributing Partner under clause (~~v~~viii) of this Section 3.2(B) shall be equal to the quotient (rounded to the nearest whole number) arrived at by dividing (x) the initial Gross Asset Value of the property contributed as additional capital contributions (net of any debt to which such property is subject or assumed by the Partnership in connection with such contribution) by (y) an amount provided for in the Preference Unit Term Sheet; and

(f)

Preference Units issued pursuant to clause (~~iv~~vi) of this Section 3.2(B) shall have economic terms substantially identical to those of the applicable Other Securities and such other terms and conditions, all of which are specified in an agreement (an “Other Securities Term Sheet”) executed between the Partnership and the Company and such Other Securities Term Sheet shall thereupon be a part of this Agreement.

Issuance of LTIP Units as aforesaid shall be in accordance with the following:

(g)

LTIP Units issued pursuant to clause (vii) of this Section 3.2(B) shall have the terms and conditions, including, without limitation, the LTIP Capital Target per LTIP Unit, specified in an “LTIP Unit Designation” created by, and in the discretion of, the General Partner and such LTIP Unit Designation shall thereupon be a part of this Agreement. LTIP Units may only be issued to employees or non-employee trustees of the Partnership or an Affiliate of the Partnership for services provided to the Partnership. As a condition to the issuance of LTIP Units to any employee or non-employee trustee of the Partnership or an Affiliate of the Partnership, the employee or non-employee trustee will have agreed to be bound by the terms of this Agreement.

Units may also be issued to some or all of the Partners holding Preference Units if and to the extent of such Partner’s participation in any reinvestment program contemplated by Section 3.3(C) below. Upon the issuance of additional OP Units and/or Preference Units in accordance with the provisions of this Section 3.2(B), each recipient of such Units shall either execute this Agreement or a joinder to this Agreement (which joinder, as to Preference Units, may be a part of the applicable Preference Unit Term Sheet or Other Securities Term Sheet) and the Percentage Interests of all of the Partners shall thereupon be appropriately adjusted by the General Partner. Notwithstanding anything to the contrary contained herein, in no event shall any additional Preference Units or OP Units be issued (pursuant to this Section 3.2(B) or otherwise) to the extent that the effect of such issuance would be to reduce the General Partner’s Percentage Interest to fifty percent (50%) or less.

                          C.         Subject to the further provisions of this Section 3.2(C), the Company hereby grants to each Limited Partner holding OP Units the right to request an exchange of any or all of its OP Units for Common Shares, with one OP Unit being exchangeable for one Common Share. Such right may be exercised by a Limited Partner at any time and from time to time upon not less than ten (10) days prior written notice to the ~~Company~~Partnership. Upon receipt of such a request, the ~~Company~~Partnership may, in its discretion, in lieu of the Company’s issuing Common Shares, ~~cause the Partnership to~~ pay to such Limited Partner cash in an amount equal to the product arrived at by multiplying (i) the number of OP Units requested to be exchanged by such Limited Partner multiplied by (ii) the Market Price, with such payment to be made within ten (10) days after the ~~Company~~Partnership’s receipt of the Limited Partner’s exercise notice as aforesaid; provided, however, that in calculating Market Price for this Section 3.2(C) only, the “Determination Date” shall mean the trading date immediately preceding the date on which the ~~Company~~Partnership receives notice from the holder of OP Units stating such holder’s intention to exercise its right to request an exchange of its OP Units for Common Shares. As used in this Section 3.2(C), “Market Price” means either (a) the last reported sale price per share of the Common Shares at the close of trading on the Determination Date as reported in the Wall Street Journal (Midwest Edition) or such other reportable stock price reporting service as may be selected by the General Partner, or (b) in the event that the Common Shares were not traded on such Determination Date, then the last reported sale price as aforesaid on the most recent day that the Common Shares were traded. If the ~~Company~~Partnership does not elect to make a cash payment, it shall be obligated to issue Common Shares as provided above. The Company shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the exchange of OP Units for Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding OP Units not owned by the Company, OP Units that may become issuable upon the automatic conversion of LTIP Units and any Preference Units not owned by the Company that are convertible into OP Units (whether or not the conversion can then be effected). No Limited Partner shall, by virtue of being the holder of one or more LTIP Units, OP Units and/or Preference Units, be deemed to be a shareholder of or have any other interest in the Company. In the event of any change in the outstanding Common Shares by reason of any share dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change (a “Recapitalization”), the number of OP Units held by each Partner (or into which Preference Units are or may be convertible, if applicable, or LTIP Units may be automatically converted into OP Units upon achievement of the LTIP Capital Target applicable to such LTIP Units) shall be proportionately adjusted so that one OP Unit remains exchangeable for one Common Share without dilution. The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 3.2(C), and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner’s Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, if the ~~Company~~Partnership elects to make a cash payment as provided herein, the cash payment shall be paid by the Partnership directly to such Assignee and not to such Limited Partner. If the Company adopts a shareholder rights plan or such other plan or arrangement pursuant to which the holders of Common Shares are entitled to receive rights or other securities upon the occurrence of specified events, then the General Partner shall in good faith make an equitable adjustment to the exchange ratio of Common Shares for OP Units, as the General Partner shall determine in its sole discretion, to protect the value of the OP Units if any rights or other securities issued under such plan or arrangement become exercisable and expire prior to a Determination Date. In the event the Company issues any Common Shares in exchange for OP Units pursuant to this Section 3.2(C), the General Partner shall record the transfer on the books of the Partnership so that the Company is thereupon the owner and holder of such OP Units.

Notwithstanding the foregoing provisions of this Section 3.2(C), a Limited Partner shall not have the right to exchange OP Units for Common Shares if (i) in the opinion of counsel for the Company, the Company would, as a result thereof, no longer qualify (or it would be likely that the Company no longer would qualify) as a real estate investment trust under the Code; or (ii) such exchange would, in the opinion of counsel for the Company, constitute or be likely to constitute a violation of applicable securities laws. In either such event, to the extent the consequences described in (i) or (ii) could be eliminated by reasonable action of the Company without any material detriment to the Company and at the expense of such Limited Partner(s) requesting such exchange, the Company shall take all such reasonable action to effect the exchange of OP Units for Common Shares by such Limited Partner(s) as herein provided.

            3.3         Additional Funds.

A.         No Partner shall be assessed or, except as otherwise provided in this Agreement, required to contribute additional funds or other property to the Partnership. Any additional funds or other property required by the Partnership, as determined by the General Partner in its sole discretion, may, at the option of the General Partner and without an obligation to do so (except as provided for in Section 3.3(B) below), be contributed by the General Partner or any other Partner (provided such other Partner is willing to do so and the General consents thereto, each in its sole and absolute discretion) as additional Capital Contributions. The General Partner may also, in its sole discretion, cause the Partnership to accept Capital Contributions in connection with the issuance of LTIP Units. If and as the General Partner or any other Partner makes additional Capital Contributions to the Partnership, each such Partner shall receive additional OP Units and/or Preference Units as provided for in Section 3.2(B) above. The General Partner shall also have the right (but not the obligation) to raise any additional funds required for the Partnership in accordance with the provisions of Section 9.7(E) below and/or by causing the Partnership to borrow the necessary funds from third parties on such terms and conditions as the General Partner shall deem appropriate in its sole discretion. If the General Partner elects to cause the Partnership to borrow the additional funds, or if the Partnership issues a guaranty, indemnity or similar undertaking in connection with indebtedness of the Company as aforesaid, in any such case one or more of the Partnership’s assets may be encumbered to secure the loan or undertaking. Except as provided for in Section 3.3(C) below, no ~~Limited~~ Partner shall have the right to make additional Capital Contributions to the Partnership without the prior written consent of the General Partner.

                          B.         Except for (i) the capitalization of any wholly owned entity of the General Partner which is the general partner of a partnership having the Partnership as a limited partner, (ii) the net proceeds generated by the issuance of Other Securities that evidence debt (and are not equity securities) that are loaned by the Company to the Partnership, and (iii) where, in the good faith opinion of the Company, the net proceeds generated by the issuance of Other Securities (whether for debt or equity) are retained by the Company for a valid business reason consistent with the purposes of the Partnership and such retention does not materially adversely affect the Limited Partners, the net proceeds of any and all funds raised by or through the Company through the issuance of Common Shares or Other Securities shall be contributed to the Partnership as additional Capital Contributions, and in such event the Company shall be issued additional Units pursuant to Section 3.2(B) above.

                          C.         If the General Partner creates and administers a reinvestment program in substantial conformance with a dividend reinvestment program which may be available from time to time to holders of the Common Shares, each Limited Partner holding OP Units shall have the right to reinvest any or all cash distributions payable to it from time to time pursuant to this Agreement by having some or all (as the Limited Partner elects) of such distributions contributed to the Partnership as additional Capital Contributions, and in such event the Partnership shall issue to each such Limited Partner additional OP Units pursuant to clause (iv) of Section 3.2(B) above, or the General Partner may elect to cause distributions with respect to which a Limited Partner has elected reinvestment to be contributed to the Company in exchange for the issuance of Common Shares. At the option of the General Partner, such a program may also be made available with respect to Preference Units.

            3.4         Capital Accounts. A separate capital account (“Capital Account”) shall be maintained for each Partner, inclusive of each holder of LTIP Units.

                          A.         To each Partner’s Capital Account there shall be credited such Partner’s Capital Contributions, such Partner’s distributive share of Net Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 7.3, Section 7.4 or Section 14.2(C) hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any Partnership property distributed to such Partner.

                          B.         To each Partner’s Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Partnership property distributed to such Partner pursuant to any provision of this Agreement, such Partner’s distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 7.3 or Section 7.4 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

                          C.         In the event all or a portion of a Partnership Interest, including LTIP Units is or are transferred in accordance with the terms of this Agreement (including a transfer of OP Units in exchange for Common Shares, pursuant to Section 3.2(C)), the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest, including transferred LTIP Units.

                          D.         In determining the amount of any liability for purposes of Sections 3.4(A) and 3.4(B) above, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

                          E.         This Section 3.4 and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, or the Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Partner pursuant to Section 14 below upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(g), and (ii) make any appropriate modifications in the event unanticipated events (for example, the acquisition by the Partnership of oil or gas properties) might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

            3.5         Interest on and Return of Capital.

                          A.         No Partner shall be entitled to any interest on its Capital Account or on its contributions to the capital of the Partnership.

                          B.         Except as expressly provided for in this Agreement, no Partner shall have the right to demand or to receive the return of all or any part of his capital contributions to the Partnership and there shall be no priority of one Partner over the other as to the return of capital contributions or withdrawals or distributions of profits and losses. No Partner shall have the right to demand or receive property other than cash in return for the contributions of such Partner to the Partnership.

            3.6         Negative Capital Accounts.

                          A.         Except as provided in the next sentence and Section 3.6(B), no Partner shall be liable to the Partnership or to any other Partner for any deficit or negative balance which may exist in such Partner’s Capital Account. If any Obligated Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions, allocations and adjustments to Capital Accounts for all periods), each such Obligated Partner shall contribute to the capital of the Partnership an amount equal to its respective deficit balance; such obligation to be satisfied by the end of the fiscal year of liquidation (or, if later, within ninety (90) days following the liquidation and dissolution of the Partnership.) Such contributions shall be used to make payments to creditors of the Partnership and such Obligated Partners (i) shall not be subrogated to the rights of any such creditor against the General Partner, the Partnership, another Partner or any person related thereto, and (ii) hereby waive any right to reimbursement, contribution or similar right to which such Obligated Partners might otherwise be entitled as a result of the performance of its obligations under this Agreement.

                          B.         Except as otherwise agreed in writing by the General Partner and an Obligated Partner, prior to the time of admission of such Obligated Partner to the Partnership, notwithstanding any other provision of this Agreement, an Obligated Partner shall cease to be an Obligated Partner for purposes of this Section 3.6 upon an exchange by such Obligated Partner of all remaining OP Units for Common Shares (pursuant to Section 3.2(C) or otherwise) 12 months after the date of such exchange by such Obligated Partner unless at the time of, or during the 12 month period following, such exchange, there has been:

(i)

An entry of a decree or order for relief in respect of the Partnership by a court having jurisdiction over a substantial part of the Partnership’s assets, or the appointment of a receiver, liquidator, Assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or ordering the winding up or liquidation of the Partnership’s affairs, in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

(ii)

The commencement against the Partnership of an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

(iii)	The commencement by the Partnership of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, Assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the failure of Partnership generally to pay its debts as such debts become due or the taking of any action in furtherance of any of the foregoing; provided that, after the passage of such 12 months, the Obligated Partner shall cease to be an Obligated Partner, at the first time, if any, that all of the conditions set forth in (i) through (iii) above are no longer in existence.

            This Section 3.6(B) shall not be amended without the consent of two-thirds in number of the Obligated Partners, provided, however, that no such amendment shall adversely affect an Obligated Partner without the written consent of such Obligated Partner.

            3.7         Limit on Contributions and Obligations of Partners. Neither the Limited ~~Partner~~Partners nor the General Partner shall be required to make any additional advances or contributions to or on behalf of the Partnership or to endorse any obligations of the Partnership.

            3.8         Redemption and Repurchase of Units. Notwithstanding any other provision of this Agreement which may be contrary to this Section 3.8, in the event of the proposed repurchase or redemption for cash by the Company of (i) Common Shares or, (ii) Other Securities with respect to which the Company had previously been issued Preference Units pursuant to Section 3.2(B)(~~iv~~vi) of this Agreement, then, in such event, the Partnership shall provide cash to the Company concurrently with such repurchase or redemption for such purpose equal to the proposed repurchase or redemption price, and one OP Unit owned by the General Partner (or, in the case of redemption or repurchase by the Company of Other Securities contemplated by clause (ii) above, one Preference Unit owned by the General Partner which had been issued with respect to such Other Securities) shall be cancelled with respect to each Common Share (or share of Other Securities) so repurchased or redeemed.

            4.         Principal Office. The principal office of the Partnership shall be located at Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, or at such other place as the General Partner may designate after giving written notice of such designation to the other Partners.

            5.           Purposes and Powers of Partnership.

                          A.         The purposes of the Partnership shall be to acquire, purchase, own, operate, manage, develop, redevelop, invest in, finance, refinance, sell, lease and otherwise deal with multifamily residential properties and assets related thereto, and interests therein, whether directly or indirectly, alone or in association with others, and to conduct any other business that may be lawfully conducted by a limited partnership pursuant to the Act. The purposes of the Partnership include, but are not limited to:

                  (i)         acquiring, developing, operating, leasing and managing multifamily residential properties and conducting any other lawful business relating thereto;

                  (ii)         financing, mortgaging, exchanging, selling, encumbering or otherwise disposing of all or any part of a multifamily residential property or any interest therein;

                  (iii)        constructing, reconstructing, altering, modifying and subtracting from or adding to a multifamily residential property or any part thereof;

                  (iv)        organizing and holding partnership interests in partnerships owning or otherwise having an interest in, whether directly or indirectly, one or more multifamily residential properties; and

                  (v)         in general, the making of any investments or expenditures, the borrowing and lending of money and the taking of any and all actions which are incidental or related to any of the purposes recited above.

It is agreed that each of the foregoing is an ordinary part of the Partnership’s business and affairs. Property may be acquired subject to, or by assuming, the liens, encumbrances, and other title exceptions which affect such property. The Partnership may also be a partner, general or limited, in partnerships, general or limited, and joint ventures created to accomplish all or any of the foregoing.

                          B.         The Partnership purposes may be accomplished by taking any action which is not prohibited under the Act and which is related to the acquisition, ownership, development, improvement, operation, management, financing, leasing, exchanging, selling or otherwise encumbering or disposing of all or any portion of the assets of the Partnership, or any interest therein.

            6.           Term. The term of the Partnership shall continue until the Partnership is terminated upon the occurrence of an event described in Section 14.1 below.

            7.           Allocations.

                          7.1         Allocation of Net Profits. After giving effect to the allocations set forth in Sections 7.3 and 7.4, Net Profits for any fiscal year shall be allocated to the Partners in the following order of priority:

                          A.          First, to the General Partner to the extent that the cumulative Net Losses allocated to the General Partner pursuant to Section 7.2(~~D~~E) exceed the cumulative Net Profits allocated to the General Partner pursuant to this Section 7.1(A);

                          B.          Second, to each Partner to the extent of and in proportion to the amount by which the cumulative Net Losses allocated to such Partner pursuant to Section 7.2(~~C~~D) exceed the cumulative Net Profits allocated to such Partner pursuant to this Section 7.1(B);

                          C.          Third, to the General Partner to the extent that the cumulative Net Losses allocated to the General Partner pursuant to Section 7.2(~~B~~C) exceed the cumulative Net Profits allocated to the General Partner pursuant to this Section 7.1(C);

                          D.          Fourth, to ~~each Partner~~the Partners who hold Preference Units to the extent ~~of and in proportion to the amount by which~~that the cumulative Net Losses allocated to such ~~Partner~~Partners in respect of their Preference Units pursuant to Section 7.2(~~A~~B) exceed the cumulative Net Profits allocated to such ~~Partner~~Partners in respect of their Preference Units pursuant to this Section 7.1(D); ~~and~~

                          E.          Fifth, to each Partner to the extent of and in proportion to the amount by which the cumulative Net Losses allocated to such Partner pursuant to Section 7.2(A) exceed the cumulative Net Profits allocated to such Partner pursuant to this Section 7.1(E); and

                                  F.           Thereafter, to the Partners in accordance with their respective Percentage Interests. Notwithstanding the immediately preceding sentence, allocations of Net Profits among holders of OP Units under Section 7.1(E) and this Section 7.1(F) shall be made in such a way, to the extent possible, as to minimize any differences between the Capital Account pertaining to each OP Unit and the OP Unit Net Asset Value. For this purpose, the OP Unit Net Asset Value shall be increased, on a Partner by Partner basis, to the extent a Partner is credited with the right to receive distributions of Operating Cash Flow and/or Capital Cash Flow from the Partnership pursuant to Section 8.1 and/or 8.2 hereof, respectively, in respect of any fiscal period, or portion thereof, that were not received in the fiscal year of declaration.

                          7.2         Net Losses. After giving effect to the allocations set forth in Sections 7.3 and 7.4, Net Losses for each fiscal year shall be allocated to the Partners in the following order of priority:

                          A.          First, to the Partners, in proportion to their respective Percentage Interests; provided that Net Losses allocated pursuant to this Section 7.2(A) shall not exceed the maximum amount of Net Losses that can be allocated without causing any Partner to have an Adjusted Capital Account Deficit (excluding for this purpose any increase to such Adjusted Capital Account Deficit for a Partner’s actual obligation to fund a deficit Capital Account balance, including the obligation of an Obligated Partner to fund a deficit Capital Account balance pursuant to Section 3.6 hereof). Notwithstanding the immediately preceding sentence, allocations of Net Losses among holders of OP Units shall be made in such a way, to the extent possible, as to minimize any differences between the Capital Account pertaining to each OP Unit and the OP Unit Net Asset Value. For this purpose, the OP Unit Net Asset Value shall be increased, on a Partner by Partner basis, to the extent a Partner is credited with the right to receive distributions of Operating Cash Flow and/or Capital Cash Flow from the Partnership pursuant to Section 8.1 and/or 8.2 hereof, respectively, in respect of any fiscal period, or portion thereof, that were not received in the fiscal year of declaration;

                                B.       Second, to the Partners who hold Preference Units in proportion to the Capital Accounts pertaining to those Preference Units, until such Capital Account balance equals zero.

                                ~~B.       Second~~ C.       Third, to the General Partner, until the General Partner’s Adjusted Capital Account Deficit (excluding for this purpose any increase to such Adjusted Capital Account Deficit for the obligation of any General Partner to actually fund a deficit Capital Account balance) equals the excess of (i) the amount of Recourse Liabilities over (ii) the Aggregate Restoration Amount;

                                ~~C.       Third~~D. Fourth, to the Obligated Partners, in proportion to their respective Restoration Amounts, until such time as the Obligated Partners have been allocated in aggregate amount of Net Losses pursuant to this Section 7.2(~~C~~D) equal to the Aggregate Restoration Amount; and;

  ~~D.~~   E. Thereafter, to the General Partner.

                                This Section 7.2 together with Section 7.1 shall control notwithstanding any reallocation or adjustment of taxable income, loss or other items by the IRS or any other taxing authority; provided, however, that neither the Partnership nor the General Partner (nor any of their respective affiliates) is required to indemnify any Obligated Partner (or its affiliates) for the loss of any tax benefit resulting from any reallocation or adjustment of taxable income, loss or other items by the IRS or other taxing authority. The provisions of Section 7.1 and this Section 7.2 shall not be amended in a manner which adversely affects an Obligated Partner (without consent of such Obligated Partner), provided that the General Partner may ~~amend Schedule D to~~ add additional Obligated Partners.

                                7.3       Special Allocations.   The following special allocations shall be made in the following order:

                                           A.       Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704--2(f), notwithstanding any other provision of this Section 7, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner’s share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section 1.704--2(g). The items to be so allocated shall be determined in accordance with Regulations Sections 1.704--2(f)(6) and 1.704-2(j)(2). This Section 7.3(A) is intended to comply with the minimum gain chargeback requirement in Section 1.704--2(f) of the Regulations and shall be interpreted consistently therewith.

                                           B.       Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this Section 7, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner’s share of the net decrease in Partner Nonrecourse

Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). The items to be so allocated shall be determined in accordance with Regulations Sections 1.704--2(i)(4) and 1.704--2(i)(2). This Section 7.3(B) is intended to comply with the minimum gain chargeback requirement in Regulations Section 1.704--2(i)(4) and shall be interpreted consistently therewith.

                                           C.       Qualified Income Offset.     In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section 1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 7.3(C) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for this Section 7 have been tentatively made, as if this Section 7.3(C) were not in the Agreement.

                                           D.       Gross Income Allocation.   In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specifically allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 7.3(D) shall be made only if and to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 7 have been made as if Section 7.3(C) hereof and this Section 7.3(D) were not in the Agreement.

                                           E.       Preferential Gross Income Allocations. If and to the extent Partners are credited with the right to receive distributions from the Partnership in respect of any fiscal period, or portion thereof, during which such Partners are the holders of Partnership Interests (other than (i) distributions pursuant to Section 14.2~~(C)~~in final liquidation of the Partnership), each such Partner shall be allocated an equal amount of Partnership gross income, excluding Gains and Losses, prior to any allocations of Net Profit and Net Loss pursuant to Sections 7.1 and 7.2 above. For purposes of this Section 7.3(E), any payment with respect to a Preference Unit that, under the applicable Preference Unit Term Sheet or Other Securities Term Sheet, as the case may be, constitutes a payment in redemption of such Preference Unit shall not be considered a distribution except to the extent such payment is specifically attributable to accrued and unpaid preferred distributions with respect to such Preference Unit provided for in such Term Sheet.

                                           F.       Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year shall be allocated among the Partners in accordance with their respective Percentage Interests.

                                           G.       Partner Nonrecourse Deductions.         Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i)(1).

                                           H.       Section 754 Adjustments.  To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704- 1(b)(2)(iv)(m)(2) or

Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specifically allocated to the Partners in accordance with their respective Percentage Interests in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or the Partner to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

                                           I.       Allocation of Net Gains and Net Losses to LTIP Units. Net Gains shall be specially allocated to the holders of LTIP Units, in an amount as specified in the LTIP Unit Designation relating to each class or series of LTIP Units. In no event shall an allocation under this Section 7.3(I) cause the Capital Accounts related to LTIP Units to exceed the LTIP Capital Target. Net Losses shall be specially allocated to the holders of LTIP Units to the extent of and in proportion to their respective Capital Accounts. In no event shall an allocation of Net Losses under this Section 7.3(I) create a deficit Capital Accounts balance in respect of any LTIP Units. LTIP Units not issued prior to the recognition of Partnership Net Gains or Net Losses shall not be considered in determining the amount of the special allocation under this Section 7.3(I). Net Gains and Net Losses not allocated under this Section 7.3(I) shall be allocated as Net Profits and Net Losses under Sections 7.1 and 7.2 of this Agreement.

                                           J.       Conversion of Preferred Units.   Upon the conversion of Preferred Units to OP Units, Net Gains or Net Losses shall be specially allocated to the holders of Preferred Units so that, to the extent possible, the Capital Account attributable to each OP Unit issued upon conversion of the Preferred Units is equal to the OP Unit Net Asset Value. An allocation pursuant to this Section 7.3(J) shall be made only if and to the extent that such Preferred Units would have a Capital Account greater to or less than the OP Unit Net Asset Value after all other allocations provided for in this Section 7 have been made as if this Section 7.3(J) were not in the Agreement.

                                           K.       Sequence of Special Allocations.   The Partnership shall apply the Special Allocations under this Section 7.3 in the following priority: Section 7.3(A), 7.3(B), 7.3(E), 7.3(J), 7.3(I), 7.3(D), 7.3(C), 7.3(F), 7.3(G).

                        7.4       Curative Allocations.  The allocations set forth in Sections 7.3(A), 7.3(B), 7.3(C), 7.3(D), 7.3(F), 7.3(G) and 7.3(H) above (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations under Sections 704(b) and 514(c)(9)(E) of the Code. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Section 7.4. Therefore, notwithstanding any other provision of this Section 7 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partners Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 7.1 and 7.2(A) (subject, however, to Section 7.3(E) above), and so that, to the greatest extent possible, such allocations comply with the Regulations under Code Section 514(c)(9)(E). In exercising its discretion under this Section 7.4, the General Partner shall take into account future Regulatory

Allocations under Sections 7.3(A) and 7.3(B) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 7.3(F) and 7.3(G).

                        7.5       Tax Allocations: Code Section 704(c).

                                A.       Income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for Federal income tax purposes and its initial Gross Asset Value in accordance with any permissible manner or manners under Code Section 704(c) and the Regulations thereunder.

                                B.       In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of “Gross Asset Value” contained in Section 2 above, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for Federal income tax purposes and its Gross Asset Value in ~~the same~~accordance with any permissible manner or manners ~~permitted~~ under Code Section 704(c) and the Regulations thereunder.

                                C.       Any elections or other decisions relating to such allocations shall be made by the General Partner in any permissible manner under the Code or the Regulations that the General Partner may elect in its sole discretion. Allocations pursuant to this Section 7.5 are solely for purposes of Federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner’s Capital Account or share of Net Profits, Net Losses, other items, or distributions pursuant to any provision in this Agreement.

                        8.       Cash Available For Distribution.

                                8.1       Operating Cash Flow.   As used in this Agreement, “Operating Cash Flow” shall mean and be defined as all cash receipts of the Partnership from whatever source (but excluding Capital Cash Flow and excluding the proceeds of any additional Capital Contributions to the Partnership pursuant to Section 3.3 above) during the period in question in excess of all items of Partnership expense (other than non-cash expenses such as depreciation) and other cash needs of the Partnership, including, without limitation, amounts paid by the Partnership as principal on debts and advances, during such period, capital expenditures and any reserves (as determined by the General Partner) established or increased during such period. In the discretion of the General Partner, reserves may include cash held for future acquisitions. Operating Cash Flow shall be distributed to or for the benefit of the Partners including, to the extent provided in the applicable LTIP Unit Declaration, holders of LTIP Units, of record as of the applicable Record Date not less frequently than annually, and shall be distributed: first to those Partners holding Preference Units to the extent of the respective priorities (if any) established by the applicable Preference Unit Term Sheets and Other Securities Term Sheets; and then the balance prorata among the Partners holding OP Units and LTIP Units (on the basis of the OP Unit Value of each outstanding class or series of LTIP Units as set forth in the applicable LTIP Unit Designation, which will in no event exceed one OP Unit per LTIP Unit) and the Partners holding Preference Units which, based on the provisions of the applicable Preference Unit Term Sheets and Other Securities Term Sheets, entitle such Partners to participate in such distributions on a pari passu basis with the holders of OP Units and LTIP Units (the “Residual Operating Cash Flow ~~Preference~~ Units”), to each Partner based on the quotient (expressed as a percentage) arrived at by dividing (i) the sum of the OP Unit Value of any Residual Operating Cash Flow ~~Preference~~ Units held by that Partner and the number of OP Units and OP Unit Value of LTIP Units held by that Partner by (ii) the sum of the OP Unit Value of all Residual Operating Cash Flow ~~Preference~~Units and LTIP Units issued and outstanding at the time and the total number of OP Units issued and outstanding at the time. Notwithstanding the foregoing, any incoming Limited Partners who were admitted during the applicable quarter (but excluding any incoming Partners who received Units from an existing Limited Partner) and who held Units as of an applicable Record Date, but held such Units for less than the entire period with respect to which an Operating Cash Flow distribution is to be paid, shall be entitled to receive a pro-rated portion of such Operating Cash Flow distribution otherwise payable to such Partner based on the number of days such Units were outstanding during the applicable period, or any other method of pro-ration deemed equitable by the General Partner, and in such event, if the General Partner, in its sole discretion, deems it necessary, the amount of the distribution payable to all other Partners shall be adjusted accordingly.

                                8.2       Capital Cash Flow.   As used in this Agreement, “Capital Cash Flow” shall mean and be defined as collectively (a) gross proceeds realized in connection with the sale of any assets of the Partnership, (b) gross financing or refinancing proceeds, (c) gross condemnation proceeds (excluding condemnation proceeds applied to restoration of remaining property) and (d) gross insurance proceeds (excluding rental insurance proceeds or insurance proceeds applied to restoration of property), less (a) closing costs, (b) the cost to discharge any Partnership financing encumbering or otherwise associated with the asset(s) in question, (c) the establishment of reserves (as determined by the General Partner, and which may include cash held for future acquisitions), and (d) other expenses of the Partnership then due and owing. Subject to Section 14.2 below, if applicable, Capital Cash Flow shall be distributed to or for the benefit of the Partners, including, to the extent provided in the applicable LTIP Unit Declaration, holders of LTIP Units, of record as of the applicable Record Date not less frequently than annually and shall be distributed: first to the Partners holding Preference Units to the extent of the respective priorities (if any) established by the applicable Preference Unit Term Sheets and Other Securities Term Sheets; and then the balance prorata among those Partners holding OP Units and LTIP Units (on the basis of the OP Unit Value of each outstanding class or series of LTIP Units as set forth in the applicable LTIP Unit Designation which will in no event exceed one OP Unit per LTIP Unit) and those Partners holding Preference Units which, based on the provisions of the applicable Preference Unit Term Sheets and Other Securities Term Sheets, entitle such Partners to participate in such distributions on a pari passu basis with the holders of OP Units (the “Capital Cash Flow Preference Units”), to each Partner based on the quotient (expressed as a percentage) arrived at by dividing (i) the sum of the OP Unit Value of any Capital Cash Flow Preference Units and LTIP Units held by that Partner and the number of OP Units held by that Partner by (ii) the sum of the OP Unit Value of all Capital Cash Flow Preference Units and LTIP Units issued and outstanding at the time and the total number of OP Units issued and outstanding at the time. Notwithstanding the foregoing, the General Partner reserves the right to pro-rate distributions of Capital Cash Flow to incoming Limited Partners who were admitted during the applicable quarter (but excluding any incoming Partners who received Units from an existing Limited Partner) and who held Units as of the applicable Record Date but held such Units for less than the entire period with respect to which the Capital Cash Flow distribution is to be paid, based on the number of days such Units were outstanding during the applicable period, or any other method of pro-ration deemed equitable by the General Partner and, in such event, the amount of the distribution payable to all other Partners shall be adjusted accordingly.

                                8.3       Consent to Distributions. Each of the Partners hereby consents to the distributions provided for in this Agreement.

                                8.4       Right to Limit Distributions.   The right of any Partner to receive distributions of any nature pursuant to the terms of this Agreement shall be subject to the terms of any agreement between such Partner and the Partnership limiting, restricting or providing rights of set-off with respect to such distributions.

                                8.5       Withholding. Each Partner hereby authorizes the Partnership to withhold or pay on behalf of or with respect to such Partner any amount of federal, state, local or foreign taxes that the General Partner determines the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement. To the extent the payment or accrual of withholding tax results in a federal, state or local tax credit to the Partnership, such credit shall be allocated to the Partner from whom amounts were withheld from distributions. The General Partner shall report on no less than an annual basis to each Partner the amount(s) of any withholding and the jurisdiction(s) of the withholding. The General Partner has no obligation to return amounts withheld to any Partner or to file a claim for refund with any jurisdiction on behalf of a Partner.

                        9.       Management of Partnership.

                                9.1       General Partner.  The General Partner shall be the sole manager of the Partnership business, and shall have the right and power to make all decisions and take any and every action with respect to the property, the business and affairs of the Partnership and shall have all the rights, power and authority generally conferred by law, or necessary, advisable or consistent with accomplishing the purposes of the Partnership. All such decisions or actions made or taken by the General Partner hereunder shall be binding upon all of the Partners and the Partnership. The powers of the General Partner to manage the Partnership business shall include, without limitation, the power and authority to, directly or indirectly:

                      (i)        operate any business normal or customary for the owner of or investor in multifamily residential property;

                      (ii)       perform any and all acts necessary or appropriate to the operation of the Partnership assets, including, but not limited to, applications for rezoning, objections to rezoning of other property and the establishment of bank accounts in the name of the Partnership;

                      (iii)       procure and maintain with responsible companies such insurance as may be available in such amounts and covering such risks as are deemed appropriate by the General Partner;

                      (iv)       take and hold all real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee;

                      (v)        execute and deliver leases on behalf of and in the name of the Partnership;

                      (vi)       borrow money (whether on a secured or unsecured basis), finance and refinance the assets of the Partnership or any part thereof or interest therein, and in connection therewith, issue notes, bonds, securities and other undertakings and evidences of indebtedness and documents related thereto (including, without limitation, guaranty, indemnities and similar undertakings to support loans obtained or debt securities issued by the Company where the net proceeds thereof are either loaned to the Partnership or contributed to the Partnership as a Capital Contribution);

                      (vii)      coordinate all accounting and clerical functions of the Partnership and employ such accountants, lawyers, property managers, leasing agents and other management or service personnel as may from time to time be required to carry on the business of the Partnership;

                      (viii)      acquire any assets, and encumber, sell, ground lease or otherwise dispose of any or all of the assets of the Partnership (including by way of merger, consolidation or other combination with any other Person), or any part thereof or interest therein; and

                      (ix)       organize one or more partnerships or limited liability companies which are controlled, directly or indirectly, by the Partnership (including, without limitation, Equity Residential ~~Properties~~ Management ~~Limited Partnership~~, L.L.C.) and make any capital contributions required pursuant to the partnership or limited liability company agreements of any such partnerships or limited liability companies.

                      (x)        establish the date (the “Record Date”) for the purpose of making any proper determination with respect to which Partners are entitled to receive distributions, consent to any matter for which the consent of Partners is permitted or required under any provision hereof, or otherwise be allocated rights hereunder.

                        9.2       Limitations on Powers and Authorities of Partners.  Notwithstanding the powers of the General Partner set forth in Section 9.1 above, no Partner shall have the right or power to do any of the following:

                      (a)        do any act in contravention of this Agreement, or any amendment hereto;

                      (b)        do any act which would make it impossible to carry on the ordinary business of the Partnership, except to the extent that such act is specifically permitted by the terms hereof (it being understood and agreed that, except as hereafter provided in this Section 9.2, a sale of any or all of the assets of the Partnership, for example, would be an ordinary part of the Partnership’s business and affairs and is specifically permitted hereby); or

                      (c)        confess a judgment against the Partnership.

                        9.3       Limited Partners.  The Limited Partners shall have no right or authority to act for or to bind the Partnership and no Limited Partner shall participate in the conduct or control of the Partnership’s affairs or business.

                        9.4       Liability of General Partner.   The General Partner shall not be liable or accountable, in damages or otherwise, to the Partnership or to any other Partner for any error of judgment or for any mistakes of fact or law or for anything which it may do or refrain from doing hereafter in connection with the business and affairs of the Partnership except (i) in the case of fraud, willful misconduct (such as an intentional breach of fiduciary duty or an intentional breach of this Agreement) or gross negligence, and (ii) for other breaches of this Agreement, but the liability of the General Partner under this clause (ii) shall be limited to its interest in the Partnership as more particularly provided for in Section 9.8 below. The General Partner shall not have any personal liability for the return of any Limited Partner’s capital.

                        9.5       Indemnity.   The Partnership shall indemnify and shall hold the General Partner (and the officers and trustees thereof) harmless from any loss or damage, including without limitation reasonable legal fees and court costs, incurred by it by reason of anything it may do or refrain from doing hereafter for and on behalf of the Partnership or in connection with its business or affairs; provided, however, that (i) the Partnership shall not be required to indemnify the General Partner (or any officer or trustee thereof) for any loss or damage which it might incur as a result of its fraud, willful misconduct or gross negligence in the performance of its duties hereunder and (ii) this indemnification shall not relieve the General Partner of its proportionate part of the obligations of the Partnership as a Partner. In addition, the General Partner shall be entitled to reimbursement from the Partnership for any amounts paid by it in satisfaction of indemnification obligations owed by the General Partner to present or former trustees or officers of the General Partner or its predecessors, or other Persons indemnified by the General Partner, as provided for in or pursuant to the Declaration of Trust and By-Laws of the General Partner or otherwise. The right of indemnification set forth in this Section 9.5 shall be in addition to any rights to which the person or entity seeking indemnification may otherwise be entitled and shall inure to the benefit of the successors and assigns of any such person or entity. No Partner shall be personally liable with respect to any claim for indemnification pursuant to this Section 9.5, but such claim shall be satisfied solely out of assets of the Partnership.

                        9.6       Other Activities of Partners and Agreements with Related Parties.   The General Partner shall devote its full-time efforts in furtherance of the Partnership business, it being expressly understood that, except for (i) the Company’s ownership interest in a partnership or a limited liability company of which the Partnership is a partner or a member, respectively; (ii) the Company’s ownership of any qualified REIT subsidiary (within the meaning of the Code) or any other entity which is a partner of a partnership or a member of a limited liability company having the Partnership as a partner or member, respectively; (iii) the Company’s ownership of any entity that owns no more than a one percent (1%) interest in any partnership, limited liability company or other entity; (iv) borrowing (including the issuance of debt securities) where the net proceeds thereof are loaned or contributed to the Partnership; (v) any activity which the Board of Trustees of the General Partner, in its sole discretion, has determined will have a material benefit to the General Partner and will not have a material adverse effect on the Partnership; and (vi) activities incidental to the Company’s status and existence as a real estate investment trust, the General Partner shall conduct all of its activities with respect to the multifamily residential property business exclusively through the Partnership and shall not conduct or engage in any way in any other business.

                        9.7       Other Matters Concerning the General Partner.

                                A.       The General Partner shall be protected in relying, acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                                B.       The General Partner may exercise any of the powers granted or perform any of the duties imposed by this Agreement either directly or through agents. The General Partner may consult with counsel, accountants, appraisers, management consultants, investment bankers and other consultants selected by it, each of whom may serve as consultants for the Partnership. An opinion by any consultant on a matter which the General Partner believes to be within its professional or expert competence shall be full and complete protection as to any action taken or omitted by the General Partner based on the opinion and taken or omitted in good faith. The General Partner shall not be responsible for the misconduct, negligence, acts or omissions of any consultant or contractor of the Partnership or of the General Partner, and shall assume no obligations other than to use due care in the selection of all consultants and contractors.

                                C.       No mortgagee, grantee, creditor or any other person dealing with the Partnership shall be required to investigate the authority of the General Partner or secure the approval of or confirmation by any Limited Partner of any act of the General Partner in connection with the conduct of the Partnership business.

                                D.       The General Partner may retain such persons or entities as it shall determine (including the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) to provide services to or on behalf of the Partnership. The General Partner shall be entitled to reimbursement from the Partnership for its out-of-pocket expenses (including, without limitation, amounts paid or payable to the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) incurred in connection with Partnership business. Such expenses shall be deemed to include those expenses required in connection with the administration of the Partnership such as the maintenance of Partnership books and records, management of the Partnership property and assets and preparation of information respecting the Partnership needed by the Partners in the preparation of their individual tax returns.

                                E.       The General Partner may loan to the Partnership the net proceeds of loans obtained or debt securities issued by the Company so long as the terms of such loan to the Partnership are substantially equivalent to the corresponding loan obtained or debt securities issued by the Company.

                        9.8       Partner Exculpation.   Except for fraud, willful misconduct and gross negligence, no Partner shall have any personal liability whatever, whether to the Partnership or to the other Partner, for the debts or liabilities of the Partnership or its obligations hereunder, and the full recourse of the other Partner shall be limited to the interest of that Partner in the Partnership. To the fullest extent permitted by law, no officer, trustee or shareholder of the General Partner shall be liable to the Partnership for money damages except for (i) active and deliberate dishonesty established by a final judgment or (ii) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud, willful misconduct and gross negligence, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement. This Agreement is executed by the officers or general partners of each Partner solely as officers or partners of the same and not in their own individual capacities. No advisor, trustee, officer, partner, employee, beneficiary, shareholder, participant or agent of any Partner (or of any partner of a Partner) shall be personally liable in any matter or to any extent under or in connection with this Agreement, and the Partnership, each Partner and their respective successors and assigns shall look solely to the interest of the other Partner in the Partnership for the payment of any claim or for any performance hereunder.

                        9.9       General Partner Expenses and Liabilities.   All costs and expenses incurred by the Company in connection with its activities as the General Partner hereunder, all costs and expenses incurred by the Company in connection with its continued corporate existence, qualification as a real estate investment trust under the Code and otherwise, and all other liabilities incurred or suffered by the General Partner in connection with the pursuit of its business and affairs as contemplated hereunder and in connection herewith, shall be paid (or reimbursed to the Company, if paid by the Company) by the Partnership unless and to the extent that any such costs were paid by the Company in connection with the issuance of additional shares of beneficial interest of the Company as contemplated by Section 3.3(B) above. Notwithstanding anything to the contrary contained herein, this Section 9.9 shall apply only to the extent that such costs, expenses or liabilities exceed any cash distributed to the General Partner by any wholly-owned subsidiary of the General Partner.

          10.       Banking.  The funds of the Partnership shall be kept in accounts designated by the General Partner and all withdrawals therefrom shall be made on such signature or signatures as shall be designated by the General Partner.

          11.       Accounting.

                        11.1     Fiscal Year.  The fiscal year and taxable year of the Partnership (the “fiscal year”) shall end on the last day of December of each year, unless another fiscal year end is selected by the General Partner.

                        11.2     Books of Account.  The Partnership books of account shall be maintained at the principal office designated in Section 4 above or at such other locations and by such person or persons as may be designated by the General Partner. The Partnership shall pay the expense of maintaining its books of account. Each Partner shall have, during reasonable business hours and upon reasonable prior notice, access to the books of the Partnership and in addition, at its expense, shall have the right to copy such books. The General Partner, at the expense of the Partnership, shall cause to be prepared and distributed to the Partners annual financial data sufficient to reflect the status and operations of the Partnership and its assets and to enable each Partner to file its federal income tax return.

                        11.3     Method of Accounting.   The Partnership books of account shall be maintained and kept, and its income, gains, losses and deductions shall be accounted for, in accordance with sound principles of accounting consistently applied, or such other method of accounting as may be adopted hereafter by the General Partner. All elections and options available to the Partnership for Federal or state income tax purposes shall be taken or rejected by the Partnership in the sole discretion of the General Partner.

                        11.4     Section 754 Election.   In case of a distribution of property made in the manner provided in Section 734 of the Code (or any similar provision enacted in lieu thereof), or in the case of a transfer of any interest in the Partnership permitted by this Agreement made in the manner provided in Section 743 of the Code (or any similar provision enacted in lieu thereof), the General Partner, on behalf of the Partnership, will file an election under Section 754 of the Code (or any similar provision enacted in lieu thereof) in accordance with the procedures set forth in the applicable Regulations.

                        11.5     Tax Matters Partner.  The General Partner is hereby designated the Tax Matters Partner (hereinafter referred to as the “TMP”) of the Partnership and shall have all the rights and obligations of the TMP under the Code.

                        11.6     Administrative Adjustments.   If the TMP receives notice of a Final Partnership Administrative Adjustment (the “FPAA”) or if a request for an administrative adjustment made by the TMP is not allowed by the United States Internal Revenue Service (the “IRS”) and the IRS does not notify the TMP of the beginning of an administrative proceeding with respect to the Partnership’s taxable year to which such request relates (or if the IRS so notifies the TMP but fails to mail a timely notice of an FPAA), the TMP may, but shall not be obligated to, petition a Court for readjustment of partnership items. In the case of notice of an FPAA, if the TMP determines that the United States District Court or Claims Court is the most appropriate forum for such a petition, the TMP shall notify each person who was a Partner at any time during the Partnership’s taxable year to which the IRS notice relates of the approximate amount by which its tax liability would be increased (based on such assumptions as the TMP may in good faith make) if the treatment of partnership items on his return was made consistent with the treatment of partnership items on the Partnership’s return, as adjusted by the FPAA. Unless each such person deposits with the TMP, for deposit with IRS, the approximate amount of his increased tax liability, together with a written agreement to make additional deposits if required to satisfy the jurisdictional requirements of the Court, within thirty days after the TMP’s notice to such person, the TMP shall not file a petition in such Court. Instead, the TMP may, but shall not be obligated to, file a petition in the United States Tax Court.

                12.         Transfers of Partnership Interests.

                              A.         General Partner. In no event may the General Partner at any time assign, sell, transfer, pledge, hypothecate or otherwise dispose of all or any portion of its Partnership Interest, except by operation of law.

                              B.         Limited Partner.

                                           (i)         No Limited Partner or substituted Limited Partner shall, without the prior written consent of the General Partner (which consent may be given or withheld in the sole discretion of the General Partner), sell, assign, distribute or otherwise transfer (a “Transfer”) all or any part of his interest in the Partnership, except (w) by operation of law, testamentary disposition, gift (outright or in trust) or by sale, in each case to or for the benefit of his parent(s), spouse or descendants, (x) pledges or other collateral transfers effected by a Limited Partner to secure the repayment of a bona fide loan or other obligation (a “Pledge”) and the subsequent foreclosure or satisfaction thereof by transfer of such OP Units, (y) the exchange of OP Units for shares of beneficial interest of the Company, pursuant to Section 3.2(C) above, and (z) the distribution of OP Units or Preference Units by a Limited Partner to any of its direct or indirect constituent partners or owners. Notwithstanding the foregoing, each such transfer shall be subject to compliance with restrictions on transferability contained in any other applicable agreement executed by the transferor and compliance with applicable securities laws; the General Partner reserves the right to require an opinion of counsel regarding such matters in form and substance reasonably acceptable to the General Partner as a condition to any such Transfer. Neither the conversion of a Preference Unit into one or more OP Units nor the conversion of OP Unit into a Common Share constitutes a Transfer. A Limited Partner shall notify the General Partner of any Transfer of beneficial interest or other interest which occurs without a transfer of record ownership, as well as any pledge or other collateral transfer. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement. A Limited Partner shall not be permitted to retire or withdraw from the Partnership except as expressly permitted by this Agreement.

                                    (ii)         An Assignee, legatee, distributee or other transferee (whether by conveyance, operation of law or otherwise)(including any pledgee upon realization of its rights as a secured creditor) (a “Transferee”) of all or any portion of a Limited Partner’s interest in the Partnership shall be entitled to receive Net Profits, Net Losses and distributions hereunder attributable to such interest acquired by reason of such Transfer, from and after the effective date of the Transfer of such interest, and Assignees shall have the ability to exercise the rights granted to Limited Partners under Section 3.2(C), but shall not have any consent rights with respect to any matter presented to Limited Partners for approval; provided, however, anything in this Agreement to the contrary notwithstanding, (a) no Transfer by a Limited Partner shall be effective until such Transfer has been consented to by the General Partner except as provided in Section 12(B)(i); (b) without the prior written consent of the General Partner, no Transferee shall be considered a substituted Limited Partner except as provided in Section 12(B)(i)(w) and (z) and, in any event, until such Transferee shall have agreed to be bound by the terms of this Agreement and shall have executed a counterpart hereof; (c) the Partnership and the General Partner shall be entitled to treat the transferor of such interest as the absolute owner thereof in all respects, and shall incur no liability for the allocation of Net Profits and Net Losses or distributions which are made to such transferor until such time as the written instrument of Transfer has been received by the General Partner and the “effective date” of the Transfer has passed, (d) the General Partner shall have the right to require any such transferor to exchange the OP Units to which such interest relates for Common Shares, pursuant to Section 3.2(C) above, excluding Pledges of OP Units but including any transfer of the pledged OP Units, whether to the secured party or otherwise, pursuant to such party’s exercise of its remedies under the Pledge or the related loan or obligation, and (e) an Assignee shall not be bound by any amendments, modifications or changes to this Agreement that would adversely affect its rights under Section 3.2(C) or this Section 12(B)(ii) without its consent. The “effective date” of any Transfer shall be the last day of the month set forth on the written instrument of Transfer or such other date consented to in writing by the General Partner as the “effective date”.

                                    (iii)         Notwithstanding anything to the contrary contained in this Section 12(B), (a) in the event a Limited Partner distributes in dissolution and liquidation all or any portion of its interest in the Partnership, the partners, shareholders or members (as the case may be) in such Limited Partner receiving such interest shall become substituted Limited Partners, and shall (upon agreeing to be bound by the terms of this Agreement and executing a counterpart hereof and/or any Preference Unit Terms Sheet or Other Securities Term Sheet) succeed to the rights, interests and obligations of such Limited Partner in the Partnership, in proportion to their respective interests in such Limited Partner, and (b) no Transfer shall be effective to the extent that such Transfer would, in the opinion of the General Partner (y) by treating the interest in the Partnership so transferred as if it had been exchanged for Common Shares in accordance with Section 3.2(C) above, violate the limitations on ownership of Common Shares contained in Article VII of the Declaration of Trust of the Company, or (z) violate any State or Federal securities laws.

                                C.          LTIP Units. No holder of LTIP Units may sell, assign, distribute or otherwise transfer (an “LTIP Transfer”) any LTIP Units, except by operation of law, testamentary disposition, gift (outright or in trust), in each case to or for the benefit of his parent(s), spouse or descendants and any attempted Transfer not expressly permitted by this Section 12(C) shall be void ab initio. Any permitted transferee of LTIP Units shall assume the status of an “Assignee” of such LTIP Units, shall be entitled to receive Net Profits, Net Losses and distributions hereunder attributable to such interest acquired by reason of such Transfer, from and after the effective date of the Transfer of such LTIP Units. The Partnership and the General Partner shall be entitled to treat the transferor of such LTIP Units as the absolute owner thereof in all respects, and shall incur no liability for the allocation of Net Profits and Net Losses or distributions which are made to such transferor until such time as the written instrument of LTIP Transfer has been received by the General Partner and the “effective date” of the LTIP Transfer has passed. The “effective date” of any LTIP Transfer shall be the last day of the month set forth on the written instrument of LTIP Transfer or such other date consented to in writing by the General Partner as the “effective date”. The General Partner may, in its sole discretion, require any permitted transferee of LTIP Units to agree in writing to be bound by the terms and provisions of this Agreement prior to such transferees admission as a Limited Partner if and when any LTIP Units which have been the subject of an LTIP Transfer automatically convert to OP Units.

                                D.         Admission Adjustments. The General Partner shall, when necessary, cause this Agreement to be amended from time to time to reflect the addition or withdrawal of Partners, and the issuance, conversion, cancellation and redemption of any LTIP Units, Preference Units and/or OP Units (including the corresponding adjustments to Percentage Interests).

                                 ~~D~~E.       Limitation. Notwithstanding any other provision of this Agreement to the contrary, no sale, exchange, assignment, or other transfer or issuance of a Partnership Interest by or to any Partner shall be effective, if the effect of such transaction would be to cause the General Partner’s Percentage Interest to decrease to a level of fifty percent (50%) or less.

                                13.          Admission of New Partners. The General Partner shall admit to the Partnership as Limited Partners those persons and entities who are not already Partners and who receive OP Units and/or Preference Units in accordance with the provisions of this Agreement.

                                14.          Termination, Liquidation and Dissolution of Partnership.

                                               14.1         Termination Events. The Partnership shall be dissolved and its affairs wound up in the manner hereinafter provided upon the earliest to occur of the following events:

(a)

~~December 31, 2080; or (b)~~ the agreement of those Partners holding at least ninety percent (90%) of the Percentage Interests of all of the Partners, exclusive of any Percentage Interests attributable to LTIP Units, determining that the Partnership should be dissolved; or

(~~c~~b)

subject to Section 14.4 below, the entry of a final judgment, order or decree of a court of competent jurisdiction adjudicating as bankrupt either the Partnership or the General Partner, and the expiration without appeal of the period, if any, allowed by applicable law to appeal therefrom.

                                               14.2         Method of Liquidation. Upon the happening of any of the events specified in Section 14.1 above, the General Partner (or if there be no General Partner, a liquidating trustee selected by those Limited Partners holding in the aggregate more than fifty percent 50% of the Percentage Interests held by all Limited Partners) shall immediately commence to wind up the Partnership’s affairs and shall liquidate the assets of the Partnership as promptly as possible, unless the General Partner, or the liquidating trustee, shall determine that an immediate sale of Partnership assets would cause undue loss to the Partnership, in which event the liquidation may be deferred for a reasonable time. The Partners shall continue to share Operating Cash Flow, Capital Cash Flow, Net Profits and Net Losses during the period of liquidation in the same proportions as before dissolution (subject to Section 14.2(C) below). The proceeds from liquidation of the Partnership, including repayment of any debts of Partners to the Partnership, shall be applied in the order of priority as follows:

                                A.         Debts of the Partnership, including repayment of principal and interest on loans and advances made by the General Partner pursuant to Sections 3.3 and/or 9.7 above; then

                                B.         To the establishment of any reserves deemed necessary or appropriate by the General Partner, or by the person(s) winding up the affairs of the Partnership in the event there is no remaining General Partner of the Partnership, for any contingent or unforeseen liabilities or obligations of the Partnership. Such reserves established hereunder shall be held for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the General Partner, or such person(s) deems advisable, the balance of such reserves shall be distributed in the manner provided hereinafter in this Section 14.2 as though such reserves had been distributed contemporaneously with the other funds distributed hereunder; then

                                C.         To the Partners, including the holders of LTIP Units, in accordance with their respective Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods. In connection therewith, the Company, as the holder of Preference Units, shall be allocated gross income to the extent necessary to cause its Capital Account balance to equal the amount established in the applicable Other Securities Term Sheet upon any voluntary or involuntary dissolution, liquidation or winding up of the Partnership; provided, that no such gross income allocation shall be made to the Company to the extent that such allocation would result in any additional Net Loss (or item thereof) being allocated to any Obligated Partner.

                    14.3    Date of Termination. The Partnership shall be terminated when all notes received in connection with such disposition have been paid and all of the cash or property available for application and distribution under Section 14.2 above (including reserves) shall have been applied and distributed in accordance therewith.

                    14.4    Reconstitution Upon Bankruptcy.

                            A. Notwithstanding any dissolution of the Partnership under clause (c) of Section 14.1 above, if the Partnership is reconstituted as set forth in this Section 14.4, then the business of the Partnership shall be continued with the Partnership’s property and the Partnership’s assets shall not be liquidated.

                            B. If the Partnership is dissolved by reason of the bankruptcy of the General Partner, a successor general partner may be admitted within 90 days after the dissolution, effective as of the date of dissolution, as the General Partner hereunder, with the written consent of those Limited Partners holding more than 50% of the aggregate Percentage Interests of all Limited Partners. Upon the admission of such successor general partner, without any further consent or approval of any other Partner, the Partnership shall be reconstituted as a successor limited partnership.

                            C.     If the Partnership is dissolved by reason of the bankruptcy of the Partnership in a proceeding for the reorganization (and not the liquidation) of the Partnership, then, with the consent of the Company and those Limited Partners holding at least fifty percent (50%) of the Percentage Interests held by all Limited Partners, the Partnership may be reconstituted within 90 days after dissolution, effective as of the date of dissolution, whereupon the Partnership shall be reconstituted as a successor limited partnership.

                            D.     The successor limited partnership reconstituted in accordance with the foregoing provisions of this Section 14.4 shall continue the business of the Partnership with the Partnership’s property. The Percentage Interests of the Partners in the successor limited partnership shall be in proportion to their respective Percentage Interests in the dissolved Partnership. Such successor limited partnership shall be governed by the terms and provisions of this Agreement and references in this Agreement to the Partnership or to the Partners or their rights and obligations shall be understood to comprehend such successor limited partnership and the Partners thereof and their rights and obligations.

                14.5     Death, Legal Incompetency, Etc. of a Limited Partner. The death, legal incompetency, insolvency, dissolution or bankruptcy of a Limited Partner shall not dissolve or terminate the Partnership. Upon the death or incapacity of an individual Limited Partner, such individual Limited Partner’s interest in the Partnership shall be transferred either by will, the laws of intestacy or otherwise to the legal representative or successor of such individual Limited Partner.

                15.        Power of Attorney. Each Limited Partner hereby irrevocably constitutes and appoints the ~~Chairman of the Board~~Chief Executive Officer of the General Partner ~~(or the Co-Chairman acting together if there be more than one),~~ with full power of substitution, its true and lawful attorney, for him and in his name, place and stead and for his use and benefit, to sign, swear to, acknowledge, file and record:

(i)     this Agreement, and subject to Section 16 below, amendments to this Agreement;

(ii)     any certificates, instruments and documents (including assumed and fictitious name certificates) as may be required by, or may be appropriate under, the laws of the State of Illinois or any other State or jurisdiction in which the Partnership is doing or intends to do business, in order to discharge the purposes of the Partnership or otherwise in connection with the use of the name or names used by the Partnership;

(iii)     any other instrument which may be required to be filed or recorded by the Partnership on behalf of the Partners under the laws of any State or by any governmental agency in order for the Partnership to conduct its business;

(iv)     any documents which may be required to effect the continuation of the Partnership, the admission of a substitute or additional Partner, or the dissolution and termination of the Partnership, provided such continuation, admission or dissolution and termination is not in violation of any provision of this Agreement; and

(v)         any documents which may be required or desirable to have the General Partner appointed, and act as, the “Tax Matters Partner” as described in the Code.

The foregoing grant of authority is a special power of attorney coupled with an interest, is irrevocable and shall survive the death or incapacity of any individual Limited Partner, and shall survive the delivery of any assignment by a Limited Partner of the whole or any portion of his interest in the Partnership.

16.         Amendment of Agreement.

                                  A.         Each ~~Limited~~ Partner, by his execution of or joinder in this Agreement, hereby irrevocably appoints the Chairman of the Board of the General Partner (or the Co-Chairmen acting together if there be more than one) with power of substitution, as his true and lawful attorney coupled with an interest, in his name, place and stead to amend this Agreement in any respect other than:

(i)         to enlarge the obligation of any Partner to make contributions to the capital of the Partnership, as provided for in Section 3 above; or

(ii)         except as otherwise provided for in this Agreement or as required by law, to modify the allocation of Net Profits or Net Losses or distributions among the Partners as provided for in Section 7 and 8 above, respectively; or

(iii)         to amend Sections 1, 3.2, 9.2, or 12; or

(iv)         to amend this Section 16.

                                  B.         With respect to amendments regarding Sections 16(A)(ii) or 16(A)(iii), this Agreement may be amended with the written consent of the Company, the Zell Partners, and the Starwood Partners or their respective successors in interest, as applicable, so long as they shall remain Partners and those Limited Partners holding not less than 67% of the aggregate of Percentage Interests held by all Limited Partners.

Notwithstanding the foregoing, the terms and conditions of a particular series of Preference Units may not be changed without the written consent of the holders of at least 67% of the Preference Units within the class or series (or such greater percentage as may be provided for in the applicable Preference Unit Term Sheet or Other Securities Term Sheet, as the case may be).

                                  C.         With respect to amendments regarding Sections 16(A)(i) or (iv), this Agreement may be amended only with the written consent of all Partners.

In the event this Agreement shall be amended pursuant to this Section 16, the General Partner shall cause this Agreement to be amended to reflect the amendment.

17.         Miscellaneous.

                17.1 Notices.     Any notice, election or other communication provided for or required by this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or by telecopy or other facsimile transmission, the first business day after sent by overnight courier (such as Federal Express), or on the second business day after deposit in the United States Mail, certified or registered, return receipt requested, postage prepaid, properly addressed to the Partner to whom such notice is intended to be given at the address for the

Partner set forth on the signature pages of this Agreement, or at such other address as such person may have previously furnished in writing to the Partnership and each Partner. ~~with copies to:.~~

                                         ~~Rosenberg & Liebentritt, P.C.~~

                                         ~~Two North Riverside Plaza~~

                                         ~~Suite 1600~~

                                         ~~Chicago, Illinois 60606~~

                                         ~~Attention: William C. Hermann~~

                17.2 Modifications.     Except as otherwise provided in this Agreement, no change or modification of this Agreement, nor any waiver of any term or condition in the future, shall be valid or binding upon the Partners unless such change or modification shall be in writing and signed or consented to by all of the Partners ~~or, in the case of a waiver of any term or condition, such waiver shall be in writing and signed by all Partners who were intended, as determined in the reasonable judgment of the General Partner, to be the primary beneficiaries of the waived term or condition~~necessary to effect such change, modification or waiver.

                17.3     Successors and Assigns. Any person acquiring or claiming an interest in the Partnership, in any manner whatsoever, shall be subject to and bound by all of the terms, conditions and obligations of this Agreement to which his predecessor-in-interest was subject or bound, without regard to whether such a person has executed a counterpart hereof or any other document contemplated hereby. No person, including the legal representative, heir or legatee of a deceased Partner, shall have any rights or obligations greater than those set forth in this Agreement, and no person shall acquire an interest in the Partnership or become a Partner thereof except as expressly permitted by and pursuant to the terms of this Agreement. Subject to the foregoing, and the provisions of Section 12 above, this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors, assigns, heirs, legal representatives, executors and administrators. Notwithstanding the foregoing, the special voting and consent privileges granted to the Zell Partners and the Starwood Partners contained in ~~Section 3.2(B)(e) and~~ Article 16 shall be limited to the Zell Partners and the Starwood Partners for such time as they remain Partners and any Person acquiring Units as a result of the exercise of remedies by a pledgee of Units held by such Partner and shall not be transferred to each Partners’ respective successor-in-interest.

                17.4     Duplicate Originals. For the convenience of the Partners, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

                17.5     Construction. The titles of the Sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein.

                17.6     Governing Law. This Agreement shall be governed by the laws of the State of Illinois. Except to the extent the Act is inconsistent with the provisions of this Agreement, the provisions of such Act shall apply to the Partnership.

                17.7     Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as, in the opinion of the General Partner, are or may become necessary or desirable to effectuate and carry out the Partnership as provided for by this Agreement.

                17.8     General Partner with Interest as Limited Partner. If the General Partner ever has an interest as a Limited Partner in the Partnership, the General Partner shall, with respect to such interest, enjoy all of the rights and be subject to all of the obligations and duties of a Limited Partner.

                17.9     Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                17.10     Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

                17.11     Prior Agreements Superseded. Except for joinders, term sheets and/or addendums that have been made or will be made and are deemed to be incorporated by reference herein and made a part hereof, this Agreement supersedes any prior understandings or written or oral agreements amongst the ~~Partners~~parties, or any of them, respecting the within subject matter and contains the entire understanding amongst the ~~Partners~~parties with respect thereto.

                17.12     No Third Party Beneficiary. The terms and provisions of this Agreement are for the exclusive use and benefit of General Partner and the Limited Partners and shall not inure to the benefit of any other person or entity.

                17.13     Purchase for Investment. Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

                17.14     Waiver. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any Partner to complain of any act or failure to act on the part of any other Partner or to declare any other Partner in default, irrespective of how long such failure continues, shall not constitute a waiver by such Partner of its rights hereunder.

                17.15     Time of Essence. Time is hereby expressly made of the essence with respect to the performance by the parties of their respective obligations under this Agreement.

                ~~17.16     Counterparts. This Agreement may be executed in one or more counterparts, which when taken together, shall constitute but one original.~~

IN WITNESS WHEREOF, the General Partner (on behalf of itself and as attorney-in-fact for the Limited Partners pursuant to Section 16 hereof) has executed this ~~Amendment~~Agreement as of the date first written above.

GENERAL PARTNER:

EQUITY RESIDENTIAL ~~PROPERTIES TRUST~~, a Maryland real estate investment trust

By: ,
 ~~Douglas Crocker II~~
David J. Neithercut
~~Title:~~ Chief Executive Officer and President

LIMITED PARTNERS:

By:
Attorney-in-Fact

SCHEDULE A

LIMITED PARTNER

515 Lake-Two Lakes General Partnership

E-BS Associates

E-FH-One, Inc.

E-FH-Two , Inc.

E-FH-Three, Inc.

E-G-Three Associates

E-QR Associates

E-SD Associates

E-V-One Associates

E-V-Two Associates

E-V-Three Associates

FC Partnership, Ltd.

FU Associates

Hidden Valley Joint Venture

Mallgate Investors

Maxwell Apartments Limited Partnership

SE Continental Villas Limited Partnership

SE Governor’s Place Associates Limited Partnership

SE Plantation Limited Partnership

Southeastern Properties Associates

Arlington-Temple Terrace General Partnership

The Lakes, Ltd.

Valley Park South Apartments Investors

E-Chaparral, Inc.

E-Stonebrook, Inc.

E-G-One, Inc.

E-G-Two, Inc.

E-Lodge, Inc.

First Capital Grave Dancer I

Equity Financial Investment Company

Equity Properties Management Corp.

SCHEDULE B

LIMITED PARTNER

Sofistar I Limited Partnership,

  a Delaware limited partnership

SCP Nashville Partners, L.P.

Starwood Opportunity Fund I, L.P.,

  a Delaware limited partnership

Starwood Opportunity Fund IA, L.P.,

  a Delaware limited partnership

Starwood Mortgage Investors III, Inc.,

  a Delaware corporation

Breton/Hammocks Limited Partnership,

  a Delaware limited partnership

Exhibit B

CERTIFICATE OF DESIGNATION OF SERIES 2009A LTIP UNITS

OF ERP OPERATING LIMITED PARTNERSHIP

  All terms used in this Designation without separate definition have the meanings given them in the Sixth Amended and Restated Agreement of Limited Partnership of ERP Operating Limited Partnership (“Partnership Agreement”) into which this Designation is incorporated. The following are the terms of the Series 2009A LTIP Units:

1.        Authorization. A total of                     (            ) Series 2009A LTIP Units are hereby authorized for issuance, having the terms and conditions governing LTIP Units generally as set forth in the Partnership Agreement and in this Designation specifically. The original issue date of the Series 2009A LTIP Units shall be                 , 2009 for all purposes.

2.        Capital Contribution. Each holder of Series 2009A LTIP Units will be required to make a Capital Contribution to the Partnership in the amount of fifty cents ($0.50) per Series 2009A LTIP Unit. Said Capital Contribution amount will establish such holder’s opening Capital Account balance.

3.        Awards and Vesting.

  A.         Awards and Vesting, Generally. Series 2009A LTIP Units will be awarded to employees of Equity Residential Services II, LLC for services that will be provided to or for the benefit of ERP Operating Limited Partnership who elect to receive Series 2009A LTIP Units on a one-for-one basis in lieu of restricted common shares of beneficial interest (“Restricted Shares”) of Equity Residential (“EQR”) in connection with the March 2009 long term equity incentive compensation awards under EQR’s 2002 Share Incentive Plan (“Share Plan”). Series 2009A LTIP Units will be issued subject to the terms and conditions contained in the Share Plan and will vest 100% at three years, subject to continued employment, with accelerated vesting upon death, disability, qualifying retirement or EQR Change in Control, as more fully described in the Share Plan. Series 2009A LTIP Units, inclusive of any OP Units into which they may automatically convert pursuant to Section 6 of this Designation, are referred to as “Unvested Units” so long as they remain subject to forfeiture under the terms of the Share Plan. The restrictions on transfer imposed upon Restricted Shares pursuant to the terms of the Share Plan will apply with full force and effect to all Unvested Units.

  B.         Forfeiture of Unvested Units. Upon the occurrence of any event specified in the Share Plan resulting in the forfeiture of any Unvested Units, then upon the occurrence of the circumstances resulting in such forfeiture, the relevant Unvested Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. No consideration or other payment shall be due with respect to any Unvested Units that have been forfeited, other than any distributions declared with a Record Date prior to the effective date of the forfeiture. In connection with any forfeiture of Unvested Units, the Capital Account balance maintained in respect of such forfeited Unvested Units shall be reduced to zero.

4.        Distributions. Holders of Series 2009A LTIP Units shall be entitled to receive Partnership distributions of Operating Cash Flow and Capital Cash Flow under Section 8 of the Partnership Agreement in the same manner and in the same amounts as OP Units, if, when and as distributions are declared by the General Partner having a Record Date upon which the applicable Series 2009A LTIP Unit is issued and outstanding. Notwithstanding the foregoing and the last sentence of each of Section 8.1 and 8.2 of the Partnership Agreement, there shall be no proration of any distributions payable in respect of any Series 2009A LTIP Unit outstanding on any Record Date even if such Series 2009A LTIP Unit was not outstanding during the entire fiscal period on account of which the distribution is payable. Furthermore, distributions will be payable in respect of each Series 2009A LTIP Unit outstanding on a Record Date established for the payment of distributions of Operating Cash Flow or Capital Cash Flow even if such Series 2009A LTIP Unit is later canceled or automatically converted into an OP Unit prior to the actual payment date of such distribution.

5.        Adjustments. Subject to the following provisions of this Section 5, in the event of any change in the outstanding OP Units by reason of any distribution of OP Units, split, recapitalization, merger, consolidation, combination, exchange of OP Units or other similar partnership change, or in the event of any distribution or dividend to common shareholders other than a regular cash dividend, the General Partner shall make such proportionate or equitable adjustments, if any, as it deems to be appropriate, to the aggregate number and kind of OP Units reserved for issuance upon automatic conversion of the Series 2009A LTIP Units and to the terms of outstanding OP Units, so that the total value of each such Series 2009A LTIP Unit shall not be changed. If an adjustment is made to the Series 2009A LTIP Units as herein provided, the Partnership shall promptly file in the books and records of the Partnership a supplement to this Designation memorializing the appropriate adjustments to the Series 2009A LTIP Units, that will include an officer’s certificate setting forth such adjustment and a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, absent manifest error. Promptly after filing of such certificate, the Partnership shall mail a notice to each holder of Series 2009A LTIP Units setting forth the adjustment to his or her Series 2009A LTIP Units and the effective date of such adjustment.

6.        Automatic Conversion of Series 2009A LTIP Units into OP Units. Unless otherwise provided in a Certificate of Designation establishing a future class or series of LTIP Units, all Gain available for allocation to LTIP Units pursuant to Section 7.3(I) of the Partnership Agreement (or the applicable successor provision of any future Partnership Agreement, if amended) and the applicable Certificates of Designation shall be allocated to all issued and outstanding LTIP Units of each class and series in an equal amount per LTIP Unit then entitled to Gain allocation unless and until any such issued and outstanding LTIP Units shall automatically convert to OP Units. Series 2009A LTIP Units shall not receive any allocation of Gain under Section 7.3(I) of the Partnership Agreement unless and until the average of the per share closing prices quoted for EQR common shares on the New York Stock Exchange (or, if different, the principal securities exchange, market or quotation system on which EQR common shares are traded) over the                  (      ) trading day period immediately preceding the date as to which the Gross Asset Value is determined equals or exceeds                  Dollars ($        ) (subject to adjustment to account for an Adjustment Event) . At such time as the Capital Account balances of the Series 2009A LTIP Units achieves a positive balance equal to the Capital Account balances of the OP Units then outstanding (the “Series 2009A LTIP Capital Target”), each Series 2009A LTIP Unit shall automatically, without further action of the General Partner or any other Partner, convert to and become, an OP Unit for all purposes of the Partnership Agreement, except that any Unvested Units will remain subject to restrictions on transfer, forfeiture and cancellation pursuant to Section 3(B) of this Designation unless and until vested in accordance with the terms of the Share Plan. The Capital Account balance of each Series 2009A LTIP Unit that attains the Series 2009A LTIP Capital Target shall be and immediately become the opening Capital Account balance of the OP Unit into which it has been automatically converted. Any LTIP Units vested pursuant to Section 3(A) shall automatically, without further action of the General Partner or any other Partner, convert to and become, an OP Unit for all purposes of the Partnership Agreement.

7.        Change in Control Transaction. If the Partnership or the General Partner shall be a party to any transaction that results in a “Change in Control” (as defined in the Share Plan), any outstanding Series 2009A LTIP Units shall automatically vest in full, and if holders of OP Units have the opportunity to elect the form or type of consideration to be received upon consummation of the transaction, prior to such transaction the General Partner shall give prompt written notice to each holder of Series 2009A LTIP Units of such election, and shall use commercially reasonable efforts to afford such holders the right to elect, by written notice to the General Partner, the form or type of consideration to be received in connection with such Transaction in respect of the OP Units which such holders will receive upon conversion of their Series 2009A LTIP Units.

8.        Redemption at the Option of the Partnership Series 2009A LTIP Units will not be redeemable at the option of the Partnership; provided, however, that the foregoing shall not prohibit the Partnership from repurchasing Series 2009A LTIP Units from the holder thereof if and to the extent such holder agrees to sell

2

such Units to the Partnership. Any such purchase and sale may involve any number of holders and any number of Series 2009A LTIP Units.

9. Amendment;	Voting Rights.

  A.        Amendment. Unless and except to the extent that the consent of the holders of the Series 2009A LTIP Units is required by this Section 9, the General Partner may amend this Designation from time to time to the fullest extent permitted by the Partnership Agreement. Promptly following adoption of any amendment, the General Partner will provide a copy of the amendment to each holder of record of the Series 2009A LTIP Units at each such holder’s address of record as maintained by the Partnership.

  B.        No Voting Rights Generally. Except as provided in Section 9(C) below, holders of Series 2009A LTIP Units shall not have the right to vote on any matters submitted to a vote of the holders of OP Units or any other Partnership Interests.

  C.        Special Approval Rights. Notwithstanding the foregoing provisions of Section 9(B), the General Partner and/or the Partnership shall not materially and adversely amend the rights of the holders of Series 2009A LTIP Units under this Designation pursuant to Section 9(A) without the affirmative consent of the holders of fifty-one percent (51%) of the then outstanding Series 2009A LTIP Units, given in person or by proxy, either in writing or at a meeting.

10.        Cancellation and Forfeiture upon Failure to Attain Series 2009A LTIP Capital Target. In the event the Capital Account balances maintained for the Series 2009A LTIP Units shall not have attained the Series 2009A LTIP Capital Target on or before March     , 2019, the tenth (10th) anniversary of their original issue date, all Series 2009A LTIP Units then issued and outstanding, whether vested or not, shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. No consideration or other payment shall be due with respect to the Series 2009A LTIP Units that have been canceled pursuant to this Section 10, other than any distributions declared with a Record Date prior to the effective date of the cancellation. In connection with the cancellation of the Series 2009A LTIP Units pursuant to this Section 10, if applicable, the Capital Account balances maintained in respect of the Series 2009A LTIP Units shall be reduced to zero.

11.        Conflict. In the event of any conflict between the terms of this Designation and the terms of the Partnership Agreement, the terms of this Designation shall control. In the event of any conflict between the terms of this Designation and the terms of the Share Plan, the terms of the Share Plan shall control.

3

CONSENT FORM

THIS WRITTEN CONSENT IS SOLICITED BY THE GENERAL PARTNER OF ERP OPERATING LIMITED PARTNERSHIP FOR ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS TO BE EFFECTIVE AS SET FORTH IN THE CONSENT SOLICITATION STATEMENT ACCOMPANYING THIS CONSENT FORM.

This Consent Form (“Consent Form”) must be completed and returned by every limited partner who wishes to vote for or against the proposal (the “Proposal”) to amend the Fifth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of ERP Operating Limited Partnership (the “Partnership”) that is described in the Consent Solicitation Statement.

This Consent Form must be returned to and received by on or before                                      , 2009:

 Equity Residential

 Two North Riverside Plaza, Suite 400

 Chicago, Illinois 60606

 Attention: Martin J. McKenna, Vice President – Investor Relations

or such later date as may be designated by Equity Residential, the general partner of the Partnership (the “Expiration Date”). The Consent Form will be effective only when it is actually received by Equity Residential. A self-addressed return envelope has been provided for your convenience, and it is recommended that you use certified or registered mail, return receipt requested.

All Consent Forms that are properly executed and returned to Equity Residential prior to the Expiration Date will be voted in accordance with the election set forth therein. Any limited partner who abstains or fails to return a signed Consent Form will be deemed to have voted AGAINST the Proposal. Properly executed Consent Forms that are not marked as to the Proposal will be deemed to have voted FOR the Proposal.

Before completing this Consent Form, you and your advisor, if any, should carefully review the Consent Solicitation Statement. The proposed amendments to the Partnership Agreement, including the text of such amendments, are set forth in detail in the Consent Solicitation Statement.

If you have any questions regarding the Proposal or if you would like assistance in completing this Consent Form, please contact Martin J. McKenna, Vice President – Investor Relations, Equity Residential, Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606 (telephone: (888) 879-6356; e-mail: mmckenna@eqrworld.com).

Consent Forms may be withdrawn at any time prior to the Partnership’s receipt of the Required Consent. In addition, you may change your vote subsequent to the submission of a Consent Form, but prior to the Partnership’s receipt of the Required Consent. For a withdrawal or change of vote to be effective, you must execute and deliver, prior to the Partnership’s receipt of the Required Consent, a subsequently dated Consent Form or a written notice stating that the consent is revoked to Equity Residential at the address set forth above. Consent Forms and notices of withdrawal or change of vote dated after the Partnership’s receipt of the Required Consent will not be valid.

CONSENT

The undersigned, with respect to each unit of limited partnership interest in ERP Operating Limited Partnership (the “Partnership”) held of record by the undersigned on December 31, 2008, hereby sets forth his, her or its vote in connection with the written consent solicited by the general partner of the Partnership as described in the Consent Solicitation Statement accompanying this Consent Form. The undersigned hereby acknowledges receipt of the Consent Solicitation Statement. You may vote for, against or abstain from voting on the Proposal by marking the appropriate box set forth in the item below. Abstentions on the Proposal will have the same effect as a vote AGAINST the Proposal. The consent, when properly executed, will be acted upon in the manner directed by the Limited Partner. A signed but unmarked consent will be deemed to be a vote for the Proposal.

The Board of Trustees of the General Partner recommends a vote FOR the approval of the Sixth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership.

PROPOSAL: Approval of the amendments requiring the consent of the limited partners of ERP Operating Limited Partnership contained in the form of the Sixth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership (the “Amendments”), as set forth in Exhibit A to the Consent Solicitation Statement dated February       , 2009:

[  ] FOR            [  ] AGAINST            [  ] ABSTAIN

Date:

Signature of Owner:

Signature of Joint Owner:

PLEASE SIGN EXACTLY AS YOU HOLD YOUR OP UNITS. WHEN SUCH INTEREST(S) ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE HAVE SIGNED IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP OR LIMITED LIABILITY COMPANY, PLEASE HAVE SIGNED IN THE ENTITY’S NAME BY AN AUTHORIZED PERSON.